SIGNAL APPAREL COMPANY, INC.
                            200-A Manufacturers Road
                          Chattanooga, Tennessee 37405


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 20, 1999

     Notice is hereby given that the Annual Meeting of Shareholders of Signal Apparel Company, Inc. (the "Company") will be held at 200-A Manufacturers Road, Chattanooga, Tennessee, on Wednesday, January 20, 1999, at 10:00 a.m. for the following purposes, each as described in more detail in the accompanying proxy statement:

     1.   To elect eight directors;

     2. To approve the issuance of up to 10,070,000 shares of the Company's Common Stock in connection with the Company's acquisition of substantially all of the assets of Tahiti Apparel, Inc.;

     3. To approve the issuance of additional shares of the Company's Common Stock upon the conversion of (or, at the election of the Company, in payment of accrued dividends with respect to) shares of the Company's 5% Series G1 Convertible Preferred Stock and 5% Series G2 Convertible Preferred Stock;

     4. To approve the Company's 1998 Stock Incentive Plan and the issuance of up to 5,000,000 shares of the Company's Common Stock in connection with awards under such plan;

     5. To approve the issuance of warrants to purchase up to 5,000,000 shares of the Company's Common Stock to WGI, LLC in connection with certain additional funding and waivers under the Credit Agreement between the Company and WGI, LLC;

     6. To approve the issuance of warrants to purchase up to 3,804,546 shares of the Company's Common Stock to each of the Company's Chief Executive Officer and the Company's President under the terms of certain agreements between the Company and such officers; and

     7. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed November 20, 1998, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.

     Shareholders are cordially invited to attend the meeting in person. IF YOU CANNOT ATTEND, PLEASE RECORD YOUR VOTE AND SIGN AND DATE THE ACCOMPANYING PROXY WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                              Robert J. Powell
                                              Secretary

Chattanooga, Tennessee
December 15, 1998

                          SIGNAL APPAREL COMPANY, INC.
                            200-A Manufacturers Road
                          Chattanooga, Tennessee 37405



                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 20, 1999


     This Proxy Statement, which is to be mailed on or about December 15, 1998, is furnished to shareholders on behalf of the Board of Directors for solicitation of proxies for use at the Annual Meeting of Shareholders of Signal Apparel Company, Inc. (the "Company") to be held on Wednesday, January 20, 1999, at 10:00 a.m., and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by giving written notice to the Secretary of the Company.

     The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, certain officers, directors and other employees of the Company, who will receive no additional compensation for their services, may solicit proxies by telephone, facsimile or personal call. The Company has engaged Corporate Communications, Inc. to distribute soliciting material to shareholders of record and to solicit brokers and other persons holding shares beneficially owned by others to procure from such beneficial owners consents to the execution of proxies. In addition to a fee of approximately $5,000 to be paid to Corporate Communications, Inc., the Company will reimburse brokers and others for their expense in sending proxy material to beneficial owners.

     On December 7, 1998, the outstanding securities of the Company consisted of 32,636,547 shares of Common Stock, par value $.01 per share, 5,000 shares of 5% Series G1 Convertible Preferred Stock, stated value $1,000 per share, and
454.444 shares of Series H Preferred Stock, stated value $100,000 per share. Each outstanding share of the Common Stock is entitled to one vote per share on each matter to be brought before the Annual Meeting. The 5% Series G1 Convertible Preferred Stock and the Series H Preferred Stock are not entitled to vote on any matter scheduled to be brought before the Annual Meeting.

     Shares represented at the Annual Meeting by properly executed proxies will be voted in accordance with the instructions indicated in the proxies unless such proxies have previously been revoked. If no instructions are indicated, such shares will be voted FOR each of the six agenda items specified in the Notice of Annual Meeting accompanying this Proxy Statement.

     Any proxy given pursuant to this solicitation may be revoked at any time by the shareholder giving it, insofar as it has not been exercised, by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy or by submission of a later-dated, properly executed proxy. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Signal Apparel Company, Inc., 200-A Manufacturers Road, Chattanooga, Tennessee 37405, Attention: Robert J. Powell, Secretary.

     The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote for a substitute. The Company knows of no specific matter to be brought before the meeting that is not referred to in the Notice of Meeting or this proxy statement. Regulations of the Securities and Exchange Commission permit the proxies solicited pursuant to this Proxy Statement to confer discretionary authority with respect to matters of which the Company did not know a reasonable time before the meeting. Accordingly, the proxy holders may use their discretionary authority to vote with respect to any such matter pursuant to the proxy solicited hereby.

     The persons designated by the Board of Directors as proxy holders in the accompanying form of proxy are John W. Prutch and Robert J. Powell, officers of the Company. The cost of solicitation of proxies will be borne by the Company.

     The presence, in person or by proxy, of the holders of a majority of the votes eligible to be cast by the holders of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at which a quorum is present. Approval of all other Proposals requires the affirmative vote of the majority of the votes cast by the shares entitled to vote in the election at which a quorum is present. Abstentions and broker non-votes are counted as present for determination of a quorum, but are not counted as affirmative or negative votes on any item to be voted upon and are not counted in determining the number of shares voted on any item.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's equity securities as of December 7, 1998, by each shareholder that the Company knows to own beneficially more than 5% of the issued and outstanding shares of the Company's Common Stock, director of the Company, nominee for director, Named Executive (as defined herein) and by the directors and Named Executives of the Company as a group.

                                                                                   Amount and Nature of
     Name and Address of Beneficial Owner                Title of Class           Beneficial Ownership(1)           Percent of Class
     ------------------------------------                --------------           -----------------------           ----------------
FS Signal  Associates,  L.P.; FS Signal                  Common Stock                     11,940,002                      36.3%
Associates II, L.P.; FS Signal, Inc.; and                $.01 par value
Kevin S. Penn, as a group
65 E. 55th St., 32nd Floor
New York, New York 10022 (2)

Kevin S. Penn                                            Common Stock                     11,940,002                      36.3%
65 E. 55th St., 32nd Floor                               $.01 par value
New York, New York 10022 (2)

FS Signal, Inc.                                          Common Stock $.01                11,640,002                      35.7%
65 E. 55th St., 32nd Floor                               par value
New York, New York 10022(2)(3)


FS Signal Associates, L.P.                               Common Stock                      4,645,013                      14.2%
c/o Kenneth Musen                                        $.01 par value
157 Church Street, Box 426
New Haven, Connecticut 06502 (2)(4)

FS Signal Associates II, L.P.                            Common Stock                      6,994,989                      21.4%
c/o Kenneth Musen                                        $.01 par value
157 Church Street, Box 426
New Haven, Connecticut 06502 (2)(5)

Walsh  Greenwood  & Co.;  Stephen  Walsh;  Paul R.       Common Stock                     21,124,749                      56.9%
Greenwood; and WGI, LLC, as a group                      $.01 par value
One East Putnam Avenue
Greenwich, Connecticut 06830 (6)                         Series H                            454.444                       100%
                                                         Preferred Stock
                                                         $100,000 stated
                                                         value

Walsh Greenwood & Co.                                    Common Stock                         788,800                      2.4%
One East Putnam Avenue                                   $.01 par value
Greenwich, Connecticut 06830 (6)(7)

                                                                                   Amount and Nature of
Name and Address of Beneficial Owner                     Title of Class           Beneficial Ownership(1)           Percent of Class
------------------------------------                     --------------           -----------------------           ----------------
WGI, LLC                                                 Common Stock                     20,318,549                      54.7%
One East Putnam Avenue                                   $.01 par value
Greenwich, Connecticut 06830 (6)(7)
                                                         Series H                            454.444                       100%
                                                         Preferred Stock
                                                         $100,000 stated
                                                         value

Henry L. Aaron (8)                                       Common Stock                         75,000                        *
                                                         $.01 par value

Barry F. Cohen                                           Common Stock                         --                           --
                                                         $.01 par value

Jacob I. Feigenbaum (9)                                  Common Stock                         10,000                        *
                                                         $.01 par value

Paul R. Greenwood (6)(7)                                 Common Stock                     21,119,749                      56.9%
                                                         $.01 par value

                                                         Series H                            454.444                       100%
                                                         Preferred Stock
                                                         $100,000 stated
                                                         value

Thomas A. McFall (10)                                    Common Stock $.01                   134,435                        *
                                                         par value

John W. Prutch (11)                                      Common Stock                        134,435                        *
                                                         $.01 par value

Stephen Walsh (6)(7)                                     Common Stock                     21,112,349                      56.9%
                                                         $.01 par value

                                                         Series H                            454.444                       100%
                                                         Preferred Stock
                                                         $100,000 stated
                                                         value

Howard N. Weinberg                                       Common Stock                           --                         --
                                                         $.01 par value

Robert J. Powell (12)                                    Common Stock                           --                         --
                                                         $.01 par value

Leslie W. Levy (13)                                      Common Stock                         40,278                        *
                                                         $.01 par value

Barton J. Bresky (12)                                    Common Stock                        265,000                        *
                                                         $.01 par value

                                                                                   Amount and Nature of
Name and Address of Beneficial Owner                     Title of Class           Beneficial Ownership(1)           Percent of Class
------------------------------------                     --------------           -----------------------           ----------------
David E. Houseman                                        Common Stock                          5,000                        *
                                                         $.01 par value

All directors and executive                              Common Stock                     21,518,897                      57.4%
officers as a group [10 individuals] (14)                $.01 par value

                                                         Series H                            454.444                       100%
                                                         Preferred Stock
                                                         $100,000 stated
                                                         value

---------------
*    Less than 1%

NOTES TO TABLE OF BENEFICIAL OWNERSHIP

(1) As of December 7, 1998, the Company had issued and outstanding 32,636,547 shares of Common Stock, 5,000 shares of 5% Series G1 Convertible Preferred Stock and 454.444 shares of Series H Preferred Stock. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security, or if a person has the right to acquire either voting power or investment power over such security through the exercise of an option or the conversion of another security within 60 days. More than one person may be a beneficial owner of the same security, and a person may be deemed to be a beneficial owner of securities as to which he has no personal economic interest or which he may not vote. In the case of persons who hold options or warrants to purchase shares of Common Stock that are exercisable either immediately or within 60 days of December 7, 1998, the shares of Common Stock represented thereby have been treated as outstanding for purposes of calculating the ownership totals and percentages (and the percentage of voting power) for only the persons holding such options and warrants, and have not otherwise been treated as outstanding shares.

(2) FS Signal Associates, L.P. ("FS Signal"); FS Signal Associates II, L.P. ("FS Signal II"); FS Signal, Inc. ("FSSI"); and Kevin S. Penn ("Penn") have filed a report, as a group, on Schedule 13D disclosing their various relationships. Such persons may be deemed to be a group for purposes of the beneficial ownership of the securities disclosed in the table, although they disclaim membership in a group. The 11,940,002 shares of Common Stock include (i) 4,645,013 shares of Common Stock held directly by FS Signal;
     (ii) 6,994,989 shares of Common Stock held directly by FS Signal II; and
     (iii) warrants held directly by Penn to acquire 300,000 shares of Common Stock. The reporting persons may be deemed to be members of a group and, accordingly, could each be deemed to have beneficial ownership (by virtue of Rule 13(d)-5) of all shares of Common Stock held directly by the various members of the group. Except as disclosed herein, no other entity or person that may be deemed to be a member of the group holds direct beneficial ownership of such Common Stock. Penn is the President of FSSI, which is the general partner of both FS Signal and FS Signal II. Both FS Signal and FS Signal II are limited partnerships. Pursuant to both the bylaws of FSSI and an understanding among the limited partners of FS Signal and FS Signal II, Penn, as President of FSSI, has the sole voting and investment power over the securities held by both limited partnerships.

(3) As the general partner of both FS Signal and FS Signal II, FSSI may be deemed to be the beneficial owner of (i) 4,645,013 shares of Common Stock held directly by FS Signal and (ii) 6,994,989 shares of Common Stock held directly by FS Signal II. Kevin S. Penn is the President of FSSI. Pursuant to both the bylaws of FSSI and an understanding among the limited partners of FS Signal and FS Signal II, Penn, as President of FSSI, has the sole voting and investment power over the securities held by both limited partnerships.

(4) FS Signal, a Connecticut limited partnership, owns directly 4,645,013 shares of Common Stock. Kevin S. Penn, in his capacity as President of FS Signal, Inc., the general partner of FS Signal, may be deemed to own beneficially all shares of Common Stock held by FS Signal.

(5) FS Signal II, a Connecticut limited partnership, owns directly 6,994,989 shares of Common Stock. Kevin S. Penn, in his capacity as the President of FS Signal, Inc., the general partner of FS Signal II, may be deemed to own beneficially all shares of Common Stock held by FS Signal II.

(6) Walsh Greenwood & Co., a New York limited partnership ("Walsh Greenwood"); Walsh Greenwood's sole general partners, Stephen Walsh and Paul R. Greenwood; and WGI,LLC, a Connecticut limited liability company whose Managers are Stephen Walsh and Paul R. Greenwood ("WGI") have filed a report, as a group, on Schedule 13D disclosing their various relationships. Such persons may be deemed to be a group for purposes of the beneficial ownership of the securities disclosed in the table, although they disclaim membership in a group. The 21,124,749 shares of Common Stock include (i) 788,800 shares of Common Stock held directly by Walsh Greenwood on behalf of certain managed accounts (as to which Walsh Greenwood has voting power and investment power but does not have any pecuniary interest therein);
     (ii) 15,818,549 shares of Common Stock owned directly by WGI; (iii) 11,400 shares of Common Stock owned by two trusts for the benefit of the minor children of Stephen Walsh, as to which Paul R. Greenwood serves as trustee;
     (iv) 1,000 shares of Common Stock owned by Mr. Greenwood's spouse; (v) 5,000 shares of Common Stock owned by Mr. Walsh's spouse; and (vi) presently exercisable warrants to acquire a total of 4,500,000 shares of Common Stock held by WGI. All 454.444 shares of Series H Preferred Stock are held directly by WGI.

(7) Walsh Greenwood has the sole power to vote and dispose of 788,800 shares of Common Stock (all of which shares are held by Walsh Greenwood on behalf of certain managed accounts and as to which Walsh Greenwood has voting power and investment power but does not have any pecuniary interest therein). WGI has (i) the sole power to vote and dispose of the 15,818,549 shares of Common Stock it owns directly; (ii) the sole power to dispose of the warrants to acquire a total of 4,500,000 shares of Common Stock, which warrants are exercisable by WGI's Managers, Stephen Walsh and Paul R. Greenwood; and (iii) the sole power to vote and dispose of the 454.444 shares of Series H Preferred Stock that it owns directly. Both Messrs. Walsh and Greenwood, in their individual capacities as general partners of Walsh Greenwood and as Managers of WGI, may be deemed to share the power to vote and direct the disposition of the shares of Common Stock and Series H Preferred Stock beneficially owned by Walsh Greenwood and WGI. Paul R. Greenwood, in his capacity as trustee, has sole power to vote and to direct the disposition of the 11,400 shares of Common Stock held in two trusts for the benefit of Mr. Walsh's minor children (but Mr. Greenwood has no financial interest in such shares). Under S.E.C. rules, Mr. Greenwood may be deemed to share voting and investment with respect to the 1,000 shares of Common Stock held by his wife, and Mr. Walsh may be deemed to share voting and investment with respect to the 5,000 shares of Common Stock held by his wife; however, Messrs. Greenwood and Walsh disclaim any beneficial ownership with respect to such shares.

(8) Beneficial ownership reported for Mr. Aaron consists of warrants to purchase 75,000 shares of Common Stock which were granted in connection with a licensing transaction between the Company and Mr. Aaron prior to Mr. Aaron becoming a director. These Warrants become exercisable on December 31, 1998. Mr. Aaron also holds warrants to purchase an additional 75,000 shares (granted in connection with the same license) which become exercisable on December 31, 1999.

(9) Beneficial ownership reported for Mr. Feigenbaum consists of presently exercisable warrants to purchase 10,000 shares of Common Stock.

(10) Beneficial ownership reported for Mr. McFall consists of presently exercisable warrants to purchase 134,435 shares of Common Stock.

(11) Beneficial ownership reported for Mr. Prutch consists of presently exercisable warrants to purchase 134,435 shares of Common Stock.

(12) Beneficial ownership reported for Mr. Bresky consists of options that are immediately exercisable to acquire shares of Common Stock, which were issued pursuant to the Company's 1985 Stock Option Plan.

(13) This figure includes options that are immediately exercisable to acquire 30,000 shares of Common Stock which were issued pursuant to the Company's 1985 Stock Option Plan.

(14) This figure includes shares held by certain entities for which indirect beneficial ownership may be attributed to Messrs. Walsh and Greenwood, directors of the Company, as discussed in Notes (6) and (7) above. The figure includes warrants to acquire 4,853,870 shares of Common Stock and options to acquire 30,000 shares of Common Stock. All such warrants and options are exercisable either immediately or within 60 days of December 7, 1998 and, consequently, have been treated as outstanding shares of Common Stock for calculations of share ownership and voting power for the group of directors and executive officers. See Note (1) above.




                      [This space intentionally left blank]

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

     The Company's Restated Articles of Incorporation provide for a board of directors consisting of not less than five nor more than ten persons, with the exact number to be set by the Board of Directors. The Board of Directors has set the number of directors at eight. All directors are elected to serve a one year term, or until their respective successor is elected and qualified. The persons named in the enclosed form of proxy will vote for the election of the eight nominees named below, unless such authority is withheld on the enclosed form of proxy. In the event any of the nominees should become unavailable to serve as a director, the proxy will be voted by the persons named therein in accordance with their best judgment.

     The following is a list of the names, ages, positions held with the Company and business experience during the past five years of all nominees for director:

                                                                                                        Year First
                                                                                                         Became A
Name and Address                Age       Business Experience and Directorships                          Director
----------------                ---       -------------------------------------                          --------
Henry L. Aaron                  64        Senior  Vice  President  of  Atlanta   National   League         1998
c/o Cohen Pollock Merlin                  Baseball   Club,   Inc.,   since  October   1998.   Vice
  Axelrod & Tanenbaum                     President of Atlanta National League Baseball Club, 2100
Riveredge Parkway Inc.,                   from 1976 through October 1998.
Suite 300
Atlanta, GA  30328

Barry F. Cohen                  53        Executive  Vice  President  of  Parametrics   Technology         1998
Parametrics Technology                    Corporation,  a computer software company, since January
   Corp.                                  1998;  Senior Vice President of Computer  Vision,  Inc.,
128 Technology Drive                      1993 to January 1998.
Waltham, MA  02154

Jacob I. Feigenbaum             50        President of Miracle Suit by Swim Shaper since  February         1994
c/o Miracle Suit                          1996;  President  and  owner of Sea Q.  America,  August
1411 Broadway, 30th Floor                 1994 to 1996;  President of Robby Len Swimwear  division
New York, NY  10018                       of Apparel America, 1980 to 1994.

Paul R. Greenwood               51        Managing  General  Partner of Walsh,  Greenwood & Co., a         1990
One East Putnam Avenue                    broker-dealer  engaged  in  effecting   transactions  in
Greenwich, CT  06830                      securities for others and for its own account.

                                                                                                        Year First
                                                                                                         Became A
Name and Address                Age       Business Experience and Directorships                          Director
----------------                ---       -------------------------------------                          --------
Thomas A. McFall                44        Chief  Executive  Officer  since  June  1998.  Chairman,         1997
200A Manufacturers Road                   Weatherly  Financial  Companies,  since 1984  (currently
Chattanooga, TN  37405                    inactive).

John W. Prutch                  46        President of the Company since October 1997;  President,         1997
1088 National Parkway                     GIDI Holdings,  Inc., imprinted activewear manufacturer,
Schaumburg, IL  60173                     from  July 1994 to  October  1997;  President,  Merchant
                                          Capital Group, Ltd., 1984 to January 1993.

Stephen Walsh                   53        Chairman  of the  Board  of  Directors  since  September         1990
3333 New Hyde Park Road                   1997;   Chief   Executive   Officer   since  June  1998.
North Hills, NY  11040                    General    Partner   of   Walsh,    Greenwood   &   Co.,
                                          broker-dealer  engaged  in  effecting   transactions  in
                                          securities for others and for its own account.

Howard N. Weinberg              38        Executive Vice President and Chief Financial  Officer of         1998
200A Manufacturers Road                   the Company since  September 1998.  Associate  Attorney,
Chattanooga, TN  37405                    Skadden,  Arps, Slate,  Meagher & Flom LLP, 1997 through
                                          September 1998.  Co-Owner of Louise's Trattoria, Inc., a
                                          privately held restaurant company, 1989 through 1997.

     The information set forth above with respect to the principal occupation or employment of each nominee during the past five years has been furnished to the Company by the respective nominee.

     Pursuant to an agreement among the Company and certain shareholders (a predecessor to WGI, LLC, FS Signal Associates, L.P. and FS Signal Associates II, L.P.), FS Signal Associates, L.P. and FS Signal Associates II, L.P., together, have the right until 2001 to nominate two directors to be included in the slate of nominees. As of the date of this Proxy Statement, neither FS Signal Associates, L.P. nor FS Signal Associates II, L.P. has exercised this right by nominating any individuals for election to the Board of Directors.

     The Board of Directors held three meetings in 1997.

                             COMMITTEES OF THE BOARD


Audit Committee. This committee recommends, for appointment by the Board of Directors, a firm of independent certified public accountants to serve as auditors for the Company; makes recommendations to the Board of Directors with respect to the scope of the annual audit; approves the services which the auditors may render to the Company without impairing the auditors' independence; approves the auditors' fees; and may undertake investigations of any financial matter and make recommendations to the Board of Directors with respect thereto. This committee meets on an as needed basis with the auditors to review the results of the audit and to review all recommendations made by the auditors with respect to the accounting methods used and the system of internal control followed by the Company and advises the Board of Directors with respect thereto. The independent auditors have direct access to the members of this committee on any matter at any time. This committee did not meet in 1997, but reviewed appropriate matters with the Company's Chief Financial Officer on an informal basis throughout 1997. At present, Mr. Feigenbaum is the sole member of this committee. The Board of Directors plans to add additional members to this committee.

Compensation Committee. This committee recommends to the Board of Directors the amount of compensation and the terms and conditions of employment of each officer of the Company, and also approves employment contracts and agreements for executive officers. This committee administers the 1985 Stock Option Plan and makes recommendations to the Board of Directors with respect to employee benefit plans. The Committee did not formally meet during 1997, but met on an informal basis at various times throughout the year. Current members of this committee are Messrs. Feigenbaum, Greenwood and Walsh.

Executive Committee. This committee has and may exercise, except as otherwise provided by statute or by the Restated Articles of Incorporation, all the powers and authority of the Board of Directors. The Committee did not meet formally in 1997, but met on an informal basis at various times throughout the year. Current members of this committee are Messrs. Greenwood, McFall (Chairman), Prutch, Walsh and Weinberg.

     The Board has no standing nominating committee. Individual directors and management recommend to the full Board qualified candidates for election as directors and officers of the Company. The Board will consider nominees for director recommended by shareholders. Such recommendations may be submitted in writing to the Secretary of the Company.

                               EXECUTIVE OFFICERS

     The following is a list of the names, ages, positions with the Company and business experience during the past five years of the executive officers of the
Company:

Name                 Age           Office and Business Experience
----                 ---           ------------------------------

Leslie W. Levy       60         Vice President of the Company and President of
                                the Heritage Sportswear business unit of the Company since 1977.

Thomas A. McFall     44         Chief Executive Officer since June 1998.
                                Chairman, Weatherly Financial Companies, since
                                1984 (currently inactive).

Robert J. Powell     49         Vice President of Licensing and General Counsel
                                since September 1992; Secretary since January
                                1993.

John W. Prutch       46         President of the Company since October 1997.
                                President, GIDI Holdings, Inc., imprinted activewear manufacturer, from July 1994 to October 1997; President, Merchant Capital Group,
                                Ltd., 1984 to January 1993.

Stephen Walsh        53         Chairman of the Board of Directors since
                                September 1997; Chief Executive Officer since
                                June 1998. General Partner of Walsh, Greenwood &
                                Co., broker-dealer engaged in effecting
                                transactions in securities for others and for its own account.

Howard N. Weinberg   38         Executive Vice President and Chief Financial
                                Officer of the Company since September 1998.
                                Associate Attorney, Skadden, Arps, Slate,
                                Meagher & Flom LLP, 1997 through September 1998.
                                Co-Owner of Louise's Trattoria, Inc., a
                                privately held restaurant company, 1989 through 1997.

Officers are elected annually and serve at the pleasure of the Board of Directors. There is no family relationship between any of the above executive officers, directors and nominees for director.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and monthly transaction reports covering any changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers, directors and persons owning more than ten percent of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for those persons, the Company believes that during 1997 all filing requirements applicable to its executive officers, directors and owners of more then ten percent of the Company's Common Stock were complied with except for one late filing reporting initial holdings by each of Messrs. Thomas A. McFall, a director and Chief Executive Officer, and John W. Prutch, a director and President; one late filing (reporting one transaction) by each of Messrs. Jacob
I. Feigenbaum and Leon Ruchlamer, both directors; and one late filing (reporting one transaction) by each of FS Signal, Inc., FS Signal Associates, L.P. and FS Signal Associates II, L.P., each beneficial owners of more than ten percent the Company's Common Stock. Additionally, one affiliate of WGI, LLC which was a former ten percent beneficial owner filed one late report covering one transaction. Another affiliate of WGI, LLC, which also was a former ten percent beneficial owner, filed one late report covering 22 transactions. A third affiliate of WGI, LLC, which also was a former ten percent beneficial owner, filed one late report covering its initial holdings and six additional transactions. WGI, LLC, a current ten percent beneficial owner, filed one late report covering its initial holdings and six additional transactions. Messrs. Paul R. Greenwood, a director and ten percent beneficial owner, and Stephen Walsh, a director, Chief Executive Officer and ten percent beneficial owner, each filed one late report covering 28 transactions which were reported in their capacities as general partners and/or as Managers of WGI, LLC and its affiliates as described above.

                        REPORT OF COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The Board of Directors of the Company has a Compensation Committee consisting of three voting members. Three non-employee directors are chosen to serve one-year terms at the first Board meeting following the Annual Meeting, and the fourth member is, pursuant to the Company's Bylaws, the President of the Company. The Committee meets on an as needed basis during the year. The Committee's responsibilities include recommending to the Board of Directors the amount of compensation and terms of employment of each executive officer of the Company. The Committee approves employment contracts and agreements for each executive officer of the Company. Additionally, the Committee administers the Company's 1985 Stock Option Plan and makes recommendations to the Board of Directors with respect to the Company's other benefits and employee benefit plans applicable to the Company's executive officers. The following is the report of the Committee:

Compensation Policy

     The Company makes an effort to offer competitive compensation packages that allow the Company to attract and retain highly qualified individuals. The Committee believes the long-term strategic goals of the Company can be accomplished only if the Company employs management with experience and skills relevant to the changing nature of the Company's products, sales and marketing efforts. A substantial portion of each executive officer's total compensation is incentive-based in order to motivate the Company's executive officers in the performance of their duties and to encourage a continued focus on Company profitability. For those executive officers responsible for particular business units, the financial and non-financial results of their business units are also considered. The Committee believes that by emphasizing performance based compensation, it will encourage the Company's management to act in concert with the interests of the Company's shareholders.

     Compensation packages offered to the Company's senior management are thought to be competitive within the domestic apparel industry and have not been tied directly to short-term results of operations. The Committee believes the compensation packages for its senior management are competitive with compensation packages for executives of other public domestic apparel companies. The Committee meets with the President to evaluate the performance of the other executive officers and meets in the absence of the President to evaluate his performance. The Committee reports its executive evaluations to the other outside members of the Board.

     The overall compensation of each of the Company's executive officers consists of three principal elements:

o    Base Salary

     Executive officers' base salaries are reviewed periodically by the Compensation Committee. In the case of all executive officers, their base salary is their principal element of compensation. In an effort to ensure that the Company can obtain the talent it needs to effectuate its long-term strategies, the base salary of all executive officers has been set at a level that is thought to be competitive within the group of public businesses identified as similar to the Company. Among the businesses with which the Company compares itself are those included within the companies that comprise the Value Line Apparel Industry Group. Based on information available to the Company, the Committee believes that the overall compensation of its executive officers, taken in the aggregate, places them in the median range of the compensation scale of similarly situated executive officers in the industry. Factors considered in establishing base salaries include the requisite skill and experience required in a particular position, the range of duties and responsibilities attributable to that position, the individual's prior experience and compensation, the compensation of similarly situated individuals in the apparel industry and the overall past and expected future contributions of the individual. Generally, in establishing such salaries, the greatest weight is given to ensuring that a competitive salary level is established. Overall, the process is subjective, with no precise, mathematical weight given to the enumerated factors.

o    Annual Bonus

     The Company operates an annual discretionary bonus plan, the terms of which vary in accordance with the participant's position with the Company. The amount of the annual bonus is determined, if earned, at the conclusion of the Company's fiscal year following a review of Company, business unit and individual performance, and is generally based on certain performance objectives, cash flows and pre-tax earnings.

     The Committee's discretion includes both whether and the extent to which any bonus is awarded. The bonus element of each executive officer's compensation is set at a level that the Committee believes is necessary to compensate executive officers for the achievement of short-term goals forming part of the Company's overall strategic objectives. Short-term sales, profit and performance goals for each business unit and for the Company as a whole are developed annually and in advance by the Company's management and then reviewed by the Company's Board of Directors. Performance is monitored against established goals throughout the year.

     No bonuses were awarded to executive officers for 1997.

o    Stock Options

     To establish a link between compensation and management's performance in creating value for shareholders, evidenced by increases in the Company's stock price, the Company has implemented a stock option plan (the "1985 Stock Option Plan"). The Committee is responsible for administering the 1985 Stock Option Plan, which provides for options to purchase the Company's Common Stock generally issued at or above market value on the date of grant. Accordingly, the value of such options to the Company's participating executive officers will depend directly on increases in the price of the Company's securities. Because the Committee believes such compensation should result from long-term increases in value, such options do not vest at a minimum until one year from the date of grant; and, to serve as an incentive for such executives to continue in the Company's service through the implementation of its plans, such options are typically divested upon termination of employment or within a minimal period thereafter.

     The Compensation Committee has exclusive discretion to (i) select the persons to whom options will be granted and to determine the type, amount and terms of each option; (ii) modify, within certain limits, the terms of any option which has been granted, including replacement or exchange of options without the consent of the option holder under certain circumstances; (iii) determine the time when options will be granted; and (iv) make all other determinations that it deems necessary or desirable in the interpretation and administration of the 1985 Stock Option Plan. The Compensation Committee has the authority to administer, construe and interpret the 1985 Stock Option Plan, and its decisions are final, binding and conclusive.

     In determining the size and vesting of option awards, the Committee considers the amount of options currently held by an officer, the results achieved by each officer relative to that officer's assigned responsibilities and the overall performance of the Company.

     Stock Options awarded to executive officers in 1997 are set forth under the heading "Options/Awards in Last Fiscal Year."

o    Chief Executive Officer.

     The compensation of the Chief Executive Officer during 1997 consisted of the same components as for other executive officers, namely base salary, annual bonus and stock options. In an effort to ensure that the Company can obtain the talent it needs to effectuate its long-term strategies, the base salary of all executive officers has been set at a level that is thought to be competitive within the group of public businesses identified as similar to the Company. As with other executive officers, the factors considered by the Committee in establishing the base salary of the chief executive officer include the requisite skill and experience required in a particular position, the range of duties and responsibilities attributable to that position, the individual's prior experience and compensation, the compensation of similarly situated individuals in the apparel industry and the overall past and expected future contributions of the individual. The process is likewise subjective, with no precise, mathematical weight given to the enumerated factors.

Jacob I. Feigenbaum
Paul R. Greenwood
Stephen Walsh

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Jacob I. Feigenbaum, Paul R. Greenwood and Stephen Walsh are the current members of the Board's Compensation Committee. As previously stated, Paul R. Greenwood and Stephen Walsh are Managers of WGI, LLC, the Company's principal shareholder.

     At the 1997 Annual Meeting, the Company's Shareholders approved a plan for restructuring the Company's then-outstanding preferred stock and the majority of its subordinated debt (the "Restructuring Plan"). In connection with the implementation of the Restructuring Plan (which was effective December 30, 1997), the Company issued: (i) 8,000,000 shares of Common Stock; (ii) warrants to acquire an additional 4,500,000 shares of Common Stock with an exercise price of $1.75 per share; and (iii) 454.444 shares of a new Series F Preferred Stock, stated value $100,000 per share, to WGI, LLC. The new Series F Preferred Stock (which since has been exchanged for Series H Preferred stock as discussed under Proposal 3 below) accrues cumulative undeclared dividends at the rate of 9% per annum. These dividends are payable in cash when declared. The Series F/Series H Preferred Stock is not convertible into Common Stock or into any other security issued by the Company, and does not have any mandatory redemption or call features.

     The Company also agreed with WGI, LLC, that all funds advanced to the Company by WGI, LLC after August 21, 1997 (which indebtedness was not part of the Restructuring Plan) would be documented in the form of a new Credit Agreement with interest payable quarterly at a rate of 10% per annum and with other terms to be agreed upon between the Company and WGI.

As of August 10, 1998, the Company was indebted to WGI in an aggregate principal amount of $19,360,000 pursuant to such advances.

     On August 10, 1998, the Company's Board of Directors approved a new Credit Agreement between the Company and WGI, to be effective as of May 8, 1998 (the "WGI Credit Agreement"), pursuant to which WGI will lend the Company up to $25,000,000 on a revolving basis for a three-year term ending May 8, 2001. Additional material terms of the WGI Credit Agreement are as follows:

     o Maximum funding of $25,000,000, available in increments of $5,000 in excess of the minimum funding of $100,000.

     o WGI will receive (subject to shareholder approval as described in Proposal 5) warrants to purchase up to 5,000,000 shares of the Company's Common Stock at $1.75 per share, with additional terms described in more detail in the discussion of Proposal 5 herein.

     o Secured by a security interest in all of the Company's assets (except for the assets of its Heritage division and certain former plant locations which are currently held for sale), subordinate to the security interests of the Company's senior lender.

     o Funds borrowed may be used for any purpose approved by the Company's directors and executive officers, including repayment of any other existing indebtedness of the Company.

     o During the term of the WGI Credit Agreement, WGI, LLC is entitled to have two designees nominated by the Company for election to its Board of Directors at the Company's Annual Meeting of Shareholders; Messrs. Walsh and Greenwood are the Board nominees designated by WGI, LLC pursuant to this provision.

                       EXECUTIVE COMPENSATION INFORMATION

     Set forth below is a summary of the annual and long-term compensation paid by the Company for each of the last three fiscal years to: (i) Barton J. Bresky, the Company's Chief Executive Officer from December 6, 1996 until August 20, 1997; (ii) David E. Houseman, Chief Executive Officer from September 1997 until June 1998; and (iii) the Company's other four most highly compensated executive officers serving as of December 31, 1997 (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                         Annual Compensation
                                                --------------------------------------
                                                                                             Long-Term
                                                                                           Compensation
                                                                                              Awards
                                                                                           ------------
                                                                             Other          Securities           All
                                                                             Annual         Underlying          Other
Name and Principal                              Salary        Bonus       Compensation     Options/SARs     Compensation
    Position                       Year           ($)          ($)            ($)             (#)(2)             (3)
-------------------------------------------------------------------------------------------------------------------------
Barton J. Bresky,                  1997         223,383         --            --              265,000           7,378
 President and Chief               1996         108,608         --          40,092               --             7,273
 Executive Officer                 1995            --           --            --                 --              --
 (until August 1997)

David E. Houseman,                 1997          90,805         --         104,226(1)         300,000             562
 Chief Executive                   1996            --           --            --                 --              --
 Officer and Chief Operating       1995            --           --            --                 --              --
 Officer (until May 1998)
 and Chief Financial Officer
 (until September, 1998)

Robert J. Powell,                  1997         180,418         --            --              150,000           4,868
 Vice President                    1996         185,000         --            --                 --             5,645
 and Secretary                     1995         191,125         --            --               50,000           5,595

John W. Prutch,                    1997          31,705         --            --              150,000              87
 President (since                  1996            --           --            --                 --              --
 October 1997)                     1995            --           --            --                 --              --

Leslie W. Levy,                    1997         145,192         --            --                 --            12,514
 Vice President                    1996         145,000         --            --                 --             9,062
 and President,                    1995         145,000         --            --                 --             8,872
 Heritage Sportswear
 Division

NOTES TO SUMMARY COMPENSATION TABLE

(1) $100,475 of this amount consisted of moving and temporary living expenses and related reimbursements.

(2) Reflects the number of shares of the Company's Common Stock subject to options granted to the Named Executive Officers for the periods presented.

(3) These amounts include the portion of life insurance premiums paid by the Company that represents term life insurance on each of the Named Executives. In 1997, these amounts were as follows: Mr. Bresky, $4,242; Mr. Houseman, $562; Mr. Powell, $1,117;Mr. Prutch, $87; and Mr. Levy, $9,547. All other amounts represent Company matching contributions to a 401(k) plan maintained by the Company for the accounts of the Named Executives. In 1997, these amounts were as follows: Mr. Bresky, $3,136; Mr. Houseman, none; Mr. Powell, $3,751; Mr. Prutch, none; and Mr. Levy, $2,967.

     The table below sets forth certain information concerning grants of options during the year ended December 31, 1997, to the Company's Named Executives. The plan does not provide for the granting of stock appreciation rights.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants
                          -------------------------------
                                                                                             Potential Realizable
                                                                                                Value at Assumed
                                                                                             Annual Rates of Stock
                                            % of Total                                      Price Appreciation for
                                          Options Granted   Exercise or                          Option Term*
                             Options      to Employees In    Base Price  Expiration       ------------------------
Name                      granted (#)       Fiscal Year      ($/Share)      Date            5%($)          10%($)
----------------------------------------------------------------------------------------------------------------------------------
Barton J. Bresky(1)         250,000            10.01%         $2.375       3/03/02        $164,042        $362,490
                             15,000              0.6%          2.375       8/21/02             Nil             Nil

David E. Houseman(2)        300,000            14.02%           2.50       6/02/02             Nil             Nil

Robert J. Powell(3)         150,000             6.01%          2.375       3/03/02          98,425         217,494

John W. Prutch(4)           150,000             6.01%          2.375      10/02/02             Nil          66,509

Leslie W. Levy                 --               --              --            --              --              --

* The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as required by the Securities and Exchange Commission and are not intended to forecast future price appreciation of Company Common Stock. The gains reflect a future value based upon growth at these prescribed rates.

(1) Options with respect to 250,000 shares were issued under the Company's 1985 Stock Option Plan as a component of Mr. Bresky's compensation, with an exercise price equal to the market price on the date of grant. Under the original terms of this grant, options with respect to 166,667 such shares vested two years after the date of grant and the remaining 83,333 options vested three years after the date of grant. Options with respect to 15,000 additional shares were issued pursuant to the Amendment to Employment Agreement dated August 21, 1997, exercisable one year after the date of grant with an exercise price that was $1.4375 above the market price on the date of grant. Pursuant to the August 1997 Amendment to Mr. Bresky's Employment Agreement, vesting of the original options for 250,000 shares was accelerated to March 2, 1998.

(2) Options were issued to induce Mr. Houseman to accept employment with the Company, with 200,000 options vesting two years after the date of the grant and the remaining 100,000 options vesting three years after the date of grant. The options were issued with an exercise price that was $1.125 above the market price on the date of grant.

(3) Options were issued under the Company's 1985 Stock Option Plan as a component of Mr. Powell's compensation. Options with respect to 100,000 shares vest two years after the date of grant and the remaining 50,000 options vest three years after the date of grant. The options were issued with an exercise price that was equal to the market price on the date of grant.

(4) Options were issued to induce Mr. Prutch to accept employment with the Company, 2/3 of the options vest two years after the date of grant and the remaining 1/3 of the options vest three years after the date of grant. The options were issued with an exercise price that is subject to adjustment and was $.625 above the market price on the date of grant.

     The following table provides information about options held by the Named Executives. The 1985 Stock Option Plan does not provide for the granting of stock appreciation rights.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                      Number of
                                                                      Securities                   Value of
                                                                      Underlying                   Unexercised
                                                                      Unexercised                  In-the-Money
                                                                      Options/SARs at              Options/SARs at
                                                                      FY-End (#)                   FY-End($)(1)

                       Shares Acquired            Value               Exercisable/                 Exercisable/
Name                   on Exercise (#)         Realized ($)           Unexercisable                Unexercisable
----                   ----------------        ------------           -------------                -------------

Barton J. Bresky             --                     --                250,000 exer./                    --
                                                                      15,000 unexer.                    --

David E. Houseman            --                     --                0 exer./                          --
                                                                      300,000 unexer.                   --

Robert J. Powell             --                     --                125,000 exer./                    --
                                                                      150,000 unexer.                   --

John W. Prutch               --                     --                0 exer./                          --
                                                                      150,000 unexer.                   --

Leslie W. Levy               --                     --                30,000 exer./                     --
                                                                      0 unexer.                         --

(1) Value of unexercised in-the-money options based on a fair market value of a share of the Company's Common Stock of $1.25 as of December 31, 1997. Based on such value, none of the options held by any of the Named Executives were "in-the-money" at December 31, 1997.

Shareholder Return Performance Presentation

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the total return of the S & P composite 500 Stock Index and the Value Line Apparel Industry Group for the five year period ending December 31, 1997.

                Comparison of Five-Year Cumulative Total Return*
Signal Apparel Company, Inc., Standard & Poors 500 and Value Line Apparel Index
                     (Performance Results Through 12/31/96)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SIGNAL APPAREL      STANDARD & POORS 500           APPAREL
            COMPANY, INC.                                      INDEX

1992           $100.00               $100.00                  $100.00
1993           $ 50.43               $110.09                  $ 92.97
1994           $ 53.85               $111.85                  $102.43
1995           $ 49.57               $153.80                  $112.34
1996           $ 19.53               $189.56                  $153.85
1997           $  8.14               $252.82                  $179.48

Assumes $100 invested at the close of trading 12/92 in Signal Apparel Company, Inc. common stock, Standard & Poors 500, and Apparel.

*Cumulative total return assumes reinvestment of dividends.

                                                        Source: Value Line, Inc.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

Directors' Compensation

     Directors who are not employees of the Company are paid (i) $4,000 for each Board meeting attended in person up to a maximum of $20,000 per year and (ii) $500 for each Board committee meeting attended in person or telephonically.

Employment Agreements

     David E. Houseman was employed as the Company's Chief Executive Officer and Chief Operating Officer through May 1998, and as the Company's Chief Financial Officer through his resignation in September 1998. Pursuant to the terms of a severance agreement between the Company and Mr. Houseman, Mr. Houseman will receive severance payments in the aggregate amount of $100,000, with $60,000 having been paid upon execution and the remainder payable in four equal monthly installments, together with continuation of his health benefits through September 1999 and payments for unused vacation time and certain expenses totaling less than $20,000. Mr. Houseman also was permitted to retain an option to purchase 275,000 shares of the Company's Common Stock at $1.75 per share which was granted effective May 8, 1998. Under Mr. Houseman's severance agreement, such option will vest in full on May 8, 1999 and may be exercised by Mr. Houseman through September 17, 2001.

     John W. Prutch is employed as the Company's President. Pursuant to the terms of his employment agreement, which commenced October 2, 1997, Mr. Prutch's base salary is $150,000 with the right to receive an annual bonus. As a further inducement to employment, the Company granted Mr. Prutch options pursuant to the Company's 1985 Stock Option Plan to purchase 150,000 shares of the Company's Common Stock at an exercise price of $2.375 per share, subject to adjustment ($.625 above the market price on the date of grant), with such options vesting at the rate of 100,000 shares two years after the date of grant and the remaining 50,000 shares three years after the date of grant. All such options expire five years from the date of grant. Additionally, Mr. Prutch is entitled to participate in all other incentive bonus, stock option, savings and retirement programs and benefit programs maintained for the Company's executive officers from time to time. In the event that Mr. Prutch's employment is terminated for cause or, under certain circumstances, Mr. Prutch voluntarily terminates his employment, the Company shall pay Mr. Prutch (or his legal representative) only those amounts of compensation attributable to periods prior to the termination. If the termination is for cause, all outstanding stock options held by Mr. Prutch shall expire. If Mr. Prutch voluntarily terminates his employment, all options vested as of the date of termination shall expire ninety days after the date of termination. In the event that Mr. Prutch's employment is terminated without cause (as defined in his employment agreement then he will be entitled to payments equal to one year's base salary. Furthermore, all unvested options shall become immediately exercisable. Any vested Incentive Stock Options will expire three months from the date of termination, and any vested Non-Incentive Stock Options will expire one year from the date of termination.

     Barton J. Bresky was employed as President and Chief Executive Officer of the Company from December 6, 1996, until his resignation on August 20, 1997. Pursuant to the terms of his employment agreement, Mr. Bresky was paid an annual base salary of $250,000. Pursuant to the terms of the Amendment to Employment Agreement dated August 21, 1997, by and between the Company and Mr. Bresky, Mr. Bresky will received severance payments equal to one year's salary, and a continuation of his health benefits through August 19, 1998, vesting of options previously granted with respect to 250,000 shares of the Company's Common Stock was accelerated to March 2, 1998 and he received an option to purchase up to 15,000 shares of the Company's Common Stock at an exercise price of $2.375 per share, vesting August 21, 1998 and exercisable until August 21, 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective May 9, 1997, the Company contracted with Weatherly Financial ("Weatherly") for Weatherly to act as financial advisor to the Company on an exclusive basis with respect to evaluating, pricing, negotiating and closing mergers and acquisitions and other investments and arranging financing on the Company's behalf. Weatherly was to be compensated for these services through prescribed fees and, in addition, Weatherly was granted Warrants, effective May 9, 1997, to purchase 805,000 shares of the Company's Common Stock at $2.50 per share. These warrants were to vest upon the achievement of certain objectives with respect to the Company's business performance and were part of a complex overall arrangement that also included additional warrant opportunities.

     All of the parties to the Weatherly Agreement anticipated that Thomas A. McFall and John W. Prutch, in their capacities as associates of Weatherly, would play a significant role in performing the services under the agreement and would receive a significant portion of the compensation payable under the Weatherly Agreement. When it later employed Mr. McFall as its CEO and Mr. Prutch as its President, the Company replaced the former arrangement with Weatherly with an agreement, approved by the Board of Directors on August 10, 1998 to be effective as of May 8, 1998, directly with Messrs. McFall and Prutch. Under the terms of the new agreement, the warrants previously issued to Weatherly have been assigned 50% to Mr. McFall and 50% to Mr. Prutch, the exercise price of these warrants has been reset to $1.75 per share (the closing market price for the Common Stock on May 8, 1998).

     Each of Messrs. McFall and Prutch also have been issued additional warrants, with a term of 10 years, for the purchase of up to 1,902,273 shares of Common Stock at an exercise price of $1.75 per share. All of the warrants held by Messrs. McFall and Prutch (including those originally issued to Weatherly) now will be subject to a new vesting schedule which provides that 33.4% of the Warrants will be immediately exercisable and the remainder will vest on the basis of the achievement of prescribed increases in the Company's annual pre-tax earnings and/or the average public trading price of its Common Stock. The Warrants contain customary antidilution provisions and piggyback registration rights and, subject to certain exceptions, Messrs. McFall and Prutch may not dispose of the Common Stock issuable under the Warrants without the prior consent of WGI, LLC. The new 3,804,546 warrants issued to Messrs. McFall and Prutch after they became directors of the Company are subject to shareholder approval as described under Proposal 6 below, together with a more detailed description of the terms of such warrants.

     The new agreement also provides that Messrs. McFall and Prutch, collectively, will receive a success fee equal to three percent (3%) of the proceeds of any financing transactions which they participate in developing, negotiating and closing with third parties for the benefit of the Company, a portion of which may be paid in additional equity under certain circumstances. Under this provision, Messrs. McFall and Prutch each received a cash payment of $50,000 in connection with the Company's recent private placement of $5,000,000 of its 5% Series G1 Convertible Preferred Stock. They also (collectively) will receive a success fee in connection with identifying, negotiating and closing any Acquisition Transactions (as defined in the agreement) equal to three percent (3%) of the Aggregate Consideration paid by the Company (as defined in the agreement). See "Interests of Certain Persons in the Acquisition" under Proposal 2 herein for a description of amounts which will become payable to Messrs. McFall and Prutch upon the Company's completion of its pending acquisition of substantially all of the assets of Tahiti Apparel, Inc. All cash payments to Messrs. McFall and Prutch called for under the terms of this agreement will be subject to offset against annual compensation of $150,000 which they each receive in their separate capacities as officers of the Company.

     Henry Aaron, a director of the Company, is a principal of Henry-Aaron, Inc., a corporation that holds various licenses from Major League Baseball Properties. Pursuant to an agreement between the Company and Henry-Aaron, Inc., the Company is authorized to manufacture, market and sell various products bearing the logos and trademarks of Major League Baseball pursuant to the license held directly by Henry-Aaron, Inc. In connection with the execution of this agreement, the Company granted Henry Aaron and another principal of Henry-Aaron, Inc. warrants to purchase a total of 200,000 shares of Common Stock at $1.75 per share, effective May 8, 1998, and vesting as to 100,000 shares on December 31, 1998 and as to the remaining 100,000 shares on December 31, 1999. Mr. Aaron holds 150,000 of such warrants. In addition to paying royalties due to Major League Baseball Properties under the arrangement with Henry-Aaron, Inc., the Company also pays an override to Henry-Aaron, Inc. on its sales of Major League Baseball products. These payments to Henry-Aaron, Inc. totaled $270,000 in 1997 and $157,718 through the first nine months of 1998.

                                   PROPOSAL 2

                        APPROVAL OF THE ISSUANCE OF UP TO
                          10,070,000 ADDITIONAL SHARES
                                 OF COMMON STOCK
                               IN CONNECTION WITH
                          THE COMPANY'S ACQUISITION OF
                              TAHITI APPAREL, INC.

     The Board of Directors has approved, and recommends to the Shareholders for their approval, the issuance of up to 10,070,000 additional shares of the Company's Common Stock in connection with the Company's pending acquisition of substantially all of the assets of Tahiti Apparel, Inc. ("Tahiti"), a New Jersey Corporation engaged in the design and marketing of swimwear, body wear and active wear for ladies and girls. The acquisition will take place pursuant to the terms of an Asset Purchase Agreement dated December ___, 1998 between the Company, Tahiti and the majority stockholders of Tahiti (the "Acquisition Agreement"). Any capitalized terms used but not defined in the following discussion are used as defined in the Acquisition Agreement, a copy of which is attached as ANNEX I to this Proxy Statement.

Background of the Acquisition.

     In October 1997, senior executives of the Company met with the senior executives and principal shareholders of Tahiti for the first time concerning a possible acquisition of Tahiti by the Company. Negotiations between the parties continued on an intermittent basis until February 1998 when they were temporarily suspended. Negotiations resumed in March 1998 and resulted in the executive of a letter of intent on April 15, 1998.

     Following the execution of the letter of intent, the Company commenced its due diligence review of Tahiti. During the course of the due diligence, review, the parties negotiated and executed an amendment dated June 25, 1998, to the letter of intent. During the course of continued negotiations, and in order to enable Tahiti to obtain working capital financing needed to support its ongoing operations, the Company guaranteed repayment by Tahiti of certain amounts Tahiti owes under one of its loans from Bank of New York Financial Corporation ("BNYFC"), which also is the Company's senior lender. This loan had an unpaid principal balance, as of December 11, 1998, of $2,072,552. In consideration of the Company's guarantee of this loan, BNYFC has subordinated to the Company BNYFC's security interest in certain assets of Tahiti such that, as of December 11, 1998, the Company has a first lien security interest in approximately $1.9 million of Tahiti's accounts receivable and $1.6 million of Tahiti's inventory.

     The parties continued to negotiate the terms of the acquisition throughout the due diligence review period and reached final agreement on the terms of the transaction on December ___ 1998.

Effective Time.

     If the Company's shareholders vote to approve the issuance of up to 10,070,000 additional shares of Common Stock in connection with the Company's acquisition of substantially all of Tahiti's assets and business and the other conditions to closing under the Acquisition Agreement are satisfied or waived (where permitted by the Acquisition Agreement), the acquisition will become effective upon the completion of the Closing in accordance with the terms of the Acquisition Agreement. The Company anticipates that Closing will occur not later than three (3) business days following satisfaction of all conditions to Closing under the Acquisition Agreement.

Purchase Price Under the Acquisition Agreement.

     The purchase price for the assets and business of Tahiti under the Acquisition Agreement will be $15,872,500, payable in shares of the Company's Common Stock having an agreed value (for purposes of such payment only) of $1.75 per share. Additionally, the Company has agreed to assume, generally, the liabilities of the business set forth on Tahiti's audited balance sheet as of June 30, 1998 and all liabilities incurred in the ordinary course of business during the period commencing July 1, 1998 and ending on the Closing Date (including Tahiti's liabilities under a separate agreement (as described below) between Tahiti and Ming-Yiu Chan, Tahiti's minority shareholder). The acquisition will result in the issuance of 9,070,000 shares of the Company's Common Stock to Tahiti in payment of the purchase price under the Acquisition Agreement. The

Acquisition Agreement also provides that 1,000,000 of such shares will be placed in escrow with Tahiti's counsel, Wachtel & Masyr, LLP (acting as escrow agent under the terms of a separate escrow agreement) for a period commencing on the Closing Date and ending on the earlier of the second anniversary of the Closing Date or the completion of Signal's annual audit for its 1999 fiscal year. This escrow will be used exclusively to satisfy the obligations of Tahiti and its majority stockholders to indemnify the Company against certain losses as specified in the Acquisition Agreement. Any shares not used to satisfy such indemnification obligations will be released to Tahiti at the conclusion of the escrow period. See "THE ACQUISITION AGREEMENT--Additional Agreements--Indemnification." As discussed below, the Company also may issue up to 1,000,000 additional shares of Common Stock under the terms of the Chan Agreement.

The Chan Agreement.

     Ming-Yiu Chan is a 33% shareholder of Tahiti and Tahiti may be indebted to Chan in the amount of approximately $6,770,000. It is a condition to the Company's obligations to close the acquisition that the Company, Tahiti, and Tahit's majority stockholders be able to reach an agreement with Chan, on terms reasonably satisfactory to the Company, Tahiti and its majority stockholders, with respect to the payment of the Company's debt to Chan and Chan's equity interest in the Company resulting from the acquisition. It is anticipated that the terms of this agreement (the "Chan Agreement") will provide for the formalization of Tahiti's indebtedness to Chan, together with the release by Tahiti of all claims against Chan and the release by Chan of all claims against Tahiti and its officers, directors, stockholders, successors and assigns. Under this arrangement, Tahiti will execute a promissory note to Chan in the principal amount of $6,770,000 (the "Chan Note"), bearing interest at the rate of 8% per annum, and payable as follows:

     (a) $1,000,000 payable in cash (with accrued interest thereon) in the following installments: (1) $250,000 payable 90 days following the closing of the transactions contemplated by the Acquisition Agreement,
          (2) $200,000 payable 180 days following closing, (3) $250,000 payable 270 days following closing and (4) $250,000 payable 360 days following closing; and

     (b) Balance of $5,770,000 plus accrued interest payable, at the option of Tahiti, through either:

          1. Delivery of (X) 1,000,000 shares of Common Stock of the Company in satisfaction of $3,270,000 of such debt plus (Y) payment of the balance of $2,500,000 (plus accrued interest) in cash in eight equal quaterly installments commencing April 1, 2000; or

          2. Payment of the entire balance (including accrued interest) in cash in eight quarterly installments, beginning on the first anniversary of the closing of the transactions contemplated by the Asset Purchase Agreement.

     Under the terms of the Acquisition Agreement, the Company will assume the Chan Note following Closing.

Potential Repurchase of Tahiti Assets by Current Majority Stockholders.

     The Acquisition Agreement gives Tahiti's majority stockholders, Zvi Ben-Haim and Michael Harary, the right (jointly) to repurchase Taiti's assets from the Company if, at any time prior to the fifth anniversary of the closing, the Company is unable to provide sufficient financing to its subsidiary or division operating the business purchased from Tahiti to support a level of sales at least equal to the sales of such business for the preceding season plus a reasonable rate of growth (a "Financing Default"). This repurchase option would have to be exercised by giving notice to the Company within 90 days of the occurrence of any such Financing Default, with closing of the repurchase to take place within 30 days thereafter. If Messrs. Ben-Haim and Harary should exercise this right, the repurchase price would consist of repayment to the Company of the original $15,872,500 purchase price (payable in shares of Common Stock which would then be valued at the greater of $1.75 per share or the average market price over the 20 preceding trading days), plus assumption of liabilities incurred in the ordinary course of business.

Restrictions on Resale of Company Common Stock; Registration Rights.

     The shares of Company Common Stock issued pursuant to the acquisition will not be registered under the Securities Act of 1933, as amended, and, accordingly, may not be sold, transferred or otherwise disposed of by the recipients except: (1) pursuant to an effective registration statement; (2) in compliance with Securities Act Rule 144; or (3) if, in the opinion of counsel reasonably acceptable to the Company or pursuant to a "no action" letter obtained by the selling shareholder from the staff of the Commission, such sale, transferor other disposition is otherwise exempt from registration under the Securities Act.

     Under the terms of a separate Registration Rights Agreement executed in conjunction with the Acquisition Agreement, Tahiti and/or its majority shareholders (and certain permitted assignees) will have the right for a period of ten years following the Closing Date, under certain circumstances, to have shares of the Company's Common Stock issued to Tahiti pursuant to the Acquisition Agreement registered for resale if the Company otherwise registers shares of its Common Stock for sale. Such "piggy back" registration rights will not apply, however, in the case of any registration by the Company of (A) securities issued or issuable to the holders of the Company's 5% Series G1 Convertible Preferred Stock or (when issued) the Company's 5% Series G2 Convertible Preferred Stock, (B) securities to be issued pursuant to a stock option or other employee benefit or similar plan or (C) in connection with any transaction (such as another acquisition) contemplated by Rule 145 under the Securities Act. The Company also has agreed that Tahiti's majority shareholders (and certain permitted assignees) will be entitled to one "demand" registration during each of the first five (5) years following the Closing Date, and to one additional demand registration between the fifth and tenth anniversaries of the Closing Date, provided that they are still serving in their respective capacities as employees of Signal at such time. The Company generally will be responsible for the expenses of any resale registration of the shares issued under the Acquisition Agreement while Tahiti's former majority shareholders continue to serve as employees of the Company, except that the selling shareholders will be required to pay any underwriter's and/or brokers commissions that the Company would not have incurred if their shares had not been included in the registration. In the case, however, of any demand registration effected during the first five years following the Closing Date but while the registering shareholder is no longer an employee of Signal, the registering shareholder shall be responsible for all such expenses.

     The parties also have entered into a Stock Resale Agreement, whereby Tahiti's majority stockholders have agreed (subject to certain limited exceptions) to limit their transfers of Company Common Stock during each of the first five (5) years following the Closing Date to no more than five percent (5%) of the number of shares held by each of them during each such year. This agreed limitation will expire as to either shareholder if his employment with the Company should be terminated prior to the end of such five year period either (A) by the Company, without cause, or (B) by the employee under circumstances amounting to a constructive termination as set forth in each shareholder's employment agreement. See "Interests of Certain Persons in the Acquisition."

NYSE Listing.

     In accordance with the rules of the New York Stock Exchange, on which the Company's Common Stock is listed for trading, the Company will file a Listing Application for the additional shares of Common Stock issuable pursuant to the Acquisition Agreement.

Expenses.

     The Acquisition Agreement provides that all fees and expenses incurred in connection with the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement will be paid by the party incurring such fees or expenses, whether or not the acquisition is consummated.

Certain Federal Income Tax Considerations.

     The proposed acquisition is intended to qualify as a tax-free asset acquisition under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). In this type of tax-free acquisition, the acquiror (in this case, the Company) acquires substantially all of the assets of the company being purchased (Tahiti) solely in exchange for the acquiror's voting stock. The Company is permitted to assume some or all of Tahiti's liabilities; subject, however, to the limitation that if cash or other non-stock consideration is paid to Tahiti, the value of all such non-stock consideration plus the assumed liabilities may not exceed 20% of Tahiti's fair market value. A purchaser (such as the Company) may assume unlimited liabilities if no other non-stock consideration is involved in the exchange.

     In this type of tax-free acquisition, Tahiti will be required to distribute the Common Stock of the Company which it receives to its stockholders in a liquidating distribution. To the extent that Tahiti shareholders receive Company Common Stock in pursuance of a plan of reorganization, they will not be required to recognize any gain or loss on the exchange unless non-stock consideration ("boot") is received. Under Section 356 of the Code, if the transaction would qualify as a tax-free exchange but for the fact that boot is received, then Tahiti's stockholders may be required to recognize gain in an amount not in excess of the fair market value of the boot received. Upon the liquidation of Tahiti, its stockholders will have a basis in the shares of the Company's Common Stock which they receive equal to their basis in their Tahiti stock, decreased by the fair market value of any boot received and increased by any gain recognized on the exchange. The Company has not made any determination as to whether the transactions contemplated by the Acquisition Agreement will successfully qualify as a tax-free exchange under Code Section 368(a)(1)(C), and Tahiti and its stockholders are responsible for obtaining their own independent tax advice with regard to these issues.

     In general, the Company also will not be required to recognize gain or loss on the receipt of the assets of Tahiti in a tax-free exchange under Code Section 368(a)(1)(C). However, if the Company were to issue to Tahiti property other than its own stock, then the Company would be required to recognize gain for federal tax purposes equal to the excess (if any) of the fair market value of such additional property over the Company's tax basis is such property. As described above, the Acquisition Agreement does not provide for the issuance to Tahiti of any property other than shares of the Company's Common Stock. The Company's federal income tax basis in the assets acquired from Tahiti will be equal to Tahiti's tax basis in such assets at the time of the acquisition.

     The Company currently has net operating loss (NOL) and certain tax credit carryforwards for federal income tax purposes. The issuance of shares of the Company's Common Stock under the terms of the Acquisition Agreement is expected to result in a technical "change in control" of the Company (as defined in Section 382(g) of the Code). (It is anticipated, however, that WGI, LLC and its affiliates will retain practical "control" of the Company by virtue of their combined interests in the Company's voting securities. See the section of this Proxy Statement entitled "Security Ownership of Certain Beneficial Owners and Management" above for a more detailed description of these ownership interests.) Upon the occurrence of this technical "change in control," certain carryovers (including the Company's NOLs, general business credits under Code Section 39 and minimum tax credits under Code Section 53) may be limited for federal tax purposes.

     The Company's annual usage of its NOLs in the future will be limited to an amount based on the fair market value of the Company immediately before the "change in control" occurred, multiplied by the adjusted "federal long-term rate" of interest as determined under Code Section 1274(d). To the extent that the Company cannot fully utilize its NOLs in a given year because of this limitation, the unused portion may be carried forward for use in a future year (until the NOLs expire). NOLs generated in tax years beginning before December 31, 1997 will expire in 15 years, and NOLs generated in tax years beginning after December 31, 1997 will expire in 20 years. The Company's use of its general business credits and minimum tax credits will be limited in a similar manner pursuant to Code Section 383.

Accounting Treatment.

     The acquisition will be treated as a "purchase" for financial reporting and accounting purposes, in accordance with generally accepted accounting principles. After the acquisition, the results of operations of Tahiti's business will be included in the consolidated financial statements of the Company. The purchase price for the assets and business of Tahiti under the Acquisition Agreement will be allocated based on the fair values of the assets acquired and the liabilities assumed by the Company. Any excess of cost over fair value of the net tangible assets of Tahiti acquired by the Company will be recorded as goodwill and other intangible assets. See "SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION."

Regulatory Approvals Required.

     The Company does not believe that any material governmental approvals or actions will be required for consummation of its acquisition of Tahiti's assets and business under the Acquisition Agreement.

Summary of Selected Financial Data

The following summary of selected financial data is being provided to assist in analyzing the financial aspects of the acquisition. The summary of selected financial data for Signal as of December 31, 1993, 1994, 1995, 1996, and 1997 and for the years then ended have been derived from Signal's audited consolidated financial statements. The summary of selected financial data for Tahiti has been derived from Tahiti's audited financial statements as of June 30, 1996, 1997, and 1998 and for the years then ended. The summary of selected financial data for Tahiti as of June 30, 1994 and 1995 and for the years then ended are unaudited. The information is only a summary. The information should be read in connection with the historical financial statements and accompanying notes contained in the annual, quarterly and other reports filed by Signal with the SEC and those included elsewhere in this Proxy Statement


                          SIGNAL APPAREL COMPANY, INC.

                       SUMMARY OF SELECTED FINANCIAL DATA

                  (Dollars in Thousands, Except Per Share Data)

                                           1997(b)        1996         1995       1994(a)        1993
                                          ---------    ---------    ---------    ---------    ---------
Net sales                                 $  44,616    $  58,808    $  89,883    $  95,818    $ 131,000
                                          ---------    ---------    ---------    ---------    ---------

Net loss                                    (30,345)     (33,696)     (39,959)     (53,304)     (34,878)
                                          ---------    ---------    ---------    ---------    ---------

Basic/diluted net loss per common share       (2.39)       (2.91)       (3.80)       (6.88)       (4.17)
                                          ---------    ---------    ---------    ---------    ---------

Total assets                                 29,660       26,167       43,229       69,448       87,914
                                          ---------    ---------    ---------    ---------    ---------

Long-term obligations                        60,147       66,423       57,243       49,258       26,748
                                          ---------    ---------    ---------    ---------    ---------

(a) The data includes amounts applicable to American Marketing Works from date of acquisition, November 22, 1994.

(b) The data includes amounts applicable to Grand Illusion and Big Ball Sports from the dates of acquisition, (October 1, 1997 and November 5, 1997) respectively.

                              TAHITI APPAREL, INC.

                       SUMMARY OF SELECTED FINANCIAL DATA

                  (Dollars in Thousands, Except Per Share Data)


                                                     1998        1997        1996        1995       1994
                                                   --------    --------    --------    --------   --------
Net sales                                          $ 64,574    $ 46,782    $ 34,431    $ 27,505   $ 12,997
                                                   --------    --------    --------    --------   --------

Net income/(loss)                                    (2,392)      1,199        (611)         32         62
                                                   --------    --------    --------    --------   --------

Basic/diluted net income/(loss) per common share     (15.95)       7.99       (4.07)       0.21       0.41
                                                   --------    --------    --------    --------   --------

Total assets                                         16,507       7,628       6,964       7,266      4,054
                                                   --------    --------    --------    --------   --------

Long-term obligations                                     0          46         100         150        210
                                                   --------    --------    --------    --------   --------

                SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited summary pro forma Income Statement and Other Financial Data give effect to the acquisition as if it had been consummated on January 1, 1997. The Pro Forma Balance Sheet Data gives effect to the acquisition as if it had consummated on October 3, 1998. The Pro Forma Financial Information does not purport to represent what Signal's results of operations or financial position actually would have been had the acquisition described herein in fact been consummated on the dates indicated or to project the results of operations or financial positions for any future period or date. The Pro Forma Financial Information is based upon assumptions that Signal's management believes are reasonable and should be read in conjunction with the section of this Proxy Statement entitled "Unaudited Pro Forma Financial Information Concerning the Acquisition" and financial statements and the notes thereto included elsewhere in this document or incorporated herein by reference.

                                                         Pro Forma            Pro Forma
                                                         Year Ended       Nine Months Ended
                                                     December 31, 1997     October 3, 1998

Income Statement Data:
    Net sales                                            $ 105,136            $  97,180
    Net loss                                             $ (31,032)           $ (20,157)
Other Financial Data:
    Basic/diluted net loss per common share              $   (1.43)           $   (0.48)
    Weighted average number of shares outstanding           21,763               41,711
Balance Sheet Data:
    Total assets                                                              $  71,872
    Long-term debt, net of current maturities                                 $  21,054
    Shareholders' deficit                                                     $ (32,650)

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                           CONCERNING THE ACQUISITION

     The following unaudited pro forma condensed balance sheet and statements of operations have been prepared to reflect the Company's purchase from Tahiti of substantially all of Tahiti's assets and the assumption of selected liabilities of Tahiti under the terms of the Acquisition Agreement. The Company intends to close the acquisition promptly after receiving approval from its shareholders for the issuance of Common Stock in connection with the acquisition at its 1998 Annual Meeting. The purchase price for the assets is approximately $15,873,000, subject to adjustment, to be paid in the Company's common stock valued at $1.75 per share or 9,070,000 common shares.

     The unaudited pro forma condensed statements for operations of the year ended December 31, 1997 and the nine months ended October 3, 1998, and the unaudited pro forma condensed balance sheet as of October 3, 1998, set forth below, have been prepared by combining the Company's audited consolidated statement of operations for the year ended December 31, 1997 with Tahiti's unaudited statement of operations for the twelve months ended December 31, 1997; combining the Company's unaudited condensed consolidated statement of operations for the nine months ended October 3, 1998 with Tahiti's unaudited condensed statement of operations for the nine months ended September 30, 1998; and combining the Company's unaudited condensed consolidated balance sheet as of October 3, 1998 with Tahiti's unaudited condensed balance sheet as of September 30, 1998.

     The unaudited pro forma condensed statements of operations for the year ended December 31, 1997 and the nine months ended October 3, 1998 were prepared as if the acquisition had occurred on January 1, 1997 and 1998, respectively. The unaudited pro forma condensed balance sheet October 3, 1998 was prepared giving effect to the acquisition on such date.

     For purpose of presenting pro forma results, no changes in revenues and expenses have been made to reflect the result of any modification to operations that might have been made had the acquisition been consummated on the assumed effective date for each statement as described above. The pro forma expenses include the recurring costs which are directly attributable to the acquisition, such as interest expense and amortization of goodwill, change in certain expenses, and the related tax effects. The pro forma adjustments made to the pro forma condensed balance sheets include (i) adjustments to remove selected Tahiti assets not acquired and liabilities not assumed in the acquisition, (ii) the issuance to the former stockholders of Tahiti of 9,070,000 shares of the Company's common stock, and (iii) the recognition of goodwill resulting from the acquisition. The pro forma financial information does not purport to be indicative of the results which would have been attained had the acquisition been completed as of the date and for the periods presented or which may be attained in the future.

     The unaudited pro forma condensed balance sheet reflects the preliminary allocation of purchase price to the assets acquired and liabilities assumed in the acquisition to the Company's tangible and intangible assets and liabilities. The final allocation of such purchase price , and the resulting depreciation and amortization expense in the accompanying unaudited pro forma statements of operations, will differ from the preliminary estimates due to the final allocation being based on actual closing date amounts of assets and liabilities, and a final determination of the fair market values of property and other assets as of the closing date.

                          Signal Apparel Company, Inc.
                        Pro Forma Condensed Balance Sheet
                                 October 3, 1998
                                   (Unaudited)
                                 (In Thousands)

                                                                                           ProForma Adjustments
                                                   Signal           Tahiti             -----------------------------
                                               October 3, 1998  September 30, 1998        Debit           Credit           Combined
                                               -------------------------------------------------------------------------------------
Assets
Current Assets:
       Restricted cash                             $  --             $     100         $                $      50(a)      $      50
       Cash and cash equivalents                        18                --                                                     18
       Receivables                                   5,502                 538                                                6,040
       Note receivable                                 324                --                                                    324
       Inventories                                  12,603               9,173                                               21,776
       Due from Related Party                         --                 2,918                              2,189(a)            729
       Prepaid expenses and other                      510               1,028                                                1,538
                                               -------------------------------------------------------------------------------------
               Total current assets                 18,957              13,757              --              2,239            30,475
                                               -------------------------------------------------------------------------------------

Net PP&E                                             4,919               1,671                                                6,590

Goodwill                                             4,550                                22,150(b)                          26,700

Debt issuance costs                                  7,206                                                                    7,206

Restricted cash                                       --                   654                                                  654

Other Assets                                            59                 188                                                  247
                                               -------------------------------------------------------------------------------------
                      Total Assets               $  35,691           $  16,270         $  22,150        $   2,239         $  71,872
                                               =====================================================================================

Liabilities and Shareholders' Deficit
Current Liabilities:
       Accounts payable                          $   4,853           $   2,984                50(a)                       $   7,787
       Bank overdraft                                  667                  49                                                  716
       Accrued liabilities                           6,255                 495                                                6,750
       Accrued interest                              3,209                --                                                  3,209
       Royalty payable                                                     979                                                  979
       Due to Shareholder                                                  181                                                  181
       Due to Related Party                                              6,780                                                6,780
       Current portion of long-term                  5,828                  50                                                5,878
               debt
       Revolving advance account                    42,348               8,840                                               51,188
                                               -------------------------------------------------------------------------------------
                                                    63,160              20,358                50             --              83,468
                                               -------------------------------------------------------------------------------------

Long-term debt                                      21,054                                                                   21,054

Other noncurrent liabilities                          --                                                                       --

Preferred stock                                     48,746                                                                   48,746
Common stock                                           325                 105               105(b)            91(b)            416
Additional paid in capital                         165,079                                                 15,782(b)        180,861
Accumulated deficit                               (261,556)             (4,193)                             4,193(b)       (261,556)
                                               -------------------------------------------------------------------------------------
       Subtotal                                    (47,406)             (4,088)              105           20,066           (31,533)
Less treasury shares                                (1,117)                                                                  (1,117)
                                               -------------------------------------------------------------------------------------
                                                   (48,523)             (4,088)              105           20,066           (32,650)
                                               -------------------------------------------------------------------------------------

Total liabilities and shareholders'
       deficit                                   $  35,691           $  16,270         $     155        $  20,066         $  71,872
                                               =====================================================================================

                          Signal Apparel Company, Inc.
                   Pro Forma Condensed Statement of Operations
                      For the Year Ended December 31, 1997
                                   (Unaudited)
                      (In Thousands, Except per Share Data)

                                                                                                       ProForma           ProForma
                                                                   Signal             Tahiti          Adjustments           Total
                                                                --------------------------------------------------------------------
Net Sales                                                        $  44,616          $  60,520                             $ 105,136
Cost of Sales                                                       39,287             42,206          $                     81,493
                                                                --------------------------------------------------------------------
       Gross Profit                                                  5,329             18,314               --               23,643

Royalty expense                                                      5,467               --                                   5,467
SG&A expenses                                                       13,916             14,639              1,477 (c)         30,550
                                                                                                             518 (f)
Interest expense                                                    14,726              2,367               --               17,093
Other expense, net                                                   1,565               --                                   1,565
                                                                --------------------------------------------------------------------
       Income (loss) before income taxes                           (30,345)             1,308             (1,995)         $ (31,032)
Income Taxes                                                          --                 (523)               523 (d)           --
                                                                --------------------------------------------------------------------
       Net income (loss)                                         $ (30,345)         $     785          $  (1,472)         $ (31,032)
                                                                ====================================================================


Weighted average shares outstanding                                 12,693               0.15                N/A             21,763

Basic/diluted net income (loss)                                  $   (2.39)         $    5.23                N/A          $   (1.43)
 per common share

                          Signal Apparel Company, Inc.
                   Pro Forma Condensed Statement of Operations
                    For the Nine Months ended October 3, 1998
                                   (Unaudited)
                      (In Thousands, Except per Share Data)

                                                         Signal                Tahiti              ProForma           ProForma
                                                    October 3, 1998      September 30, 1998       Adjustments           Total
                                                  ---------------------------------------------------------------------------------
Net Sales                                               $ 39,341             $ 57,839               $                 $ 97,180
Cost of Sales                                             32,163               43,785                                   75,948
                                                  ---------------------------------------------------------------------------------
       Gross Profit                                        7,178               14,054                  --               21,232
Royalty expense                                            3,290                 --                                      3,290
SG&A expenses                                             13,831               13,916                   372 (f)         28,976
                                                                                                       (250)(g)
                                                                                                      1,107 (c)
Interest expense                                           6,961                2,717                  --                9,678
Other (income)/expense, net                                 (555)                --                                       (555)
                                                  ---------------------------------------------------------------------------------
       Loss before income taxes                          (16,349)              (2,579)               (1,229)           (20,157)
Income Taxes                                                --                    (58)                   58 (d)           --
                                                  ---------------------------------------------------------------------------------
       Net loss                                         $(16,349)            $ (2,637)              $(1,171)          $(20,157)
                                                  =================================================================================

Weighted average shares outstanding                       32,641                 0.15                   N/A             41,711

Basic/diluted net loss per common share                 $  (0.50)            $ (17.58)                  N/A           $   (0.48)

                     EXPLANATION OF ADJUSTMENTS REFLECTED ON
              PRO FORMA BALANCE SHEET AND STATEMENTS OF OPERATIONS


(a) To remove selected Tahiti assets not acquired and the liabilities not assumed in the acquisition.

(b) To recognize the issuance of 9,070,000 shares of the Company's common stock and the excess of the cost of the assets acquired over their fair value at the date of acquisition as goodwill and to eliminate the historical equity balances of Tahiti.

(c) To reflect amortization of goodwill recorded in connection with (b) above. The Company will amortize goodwill on a straight-line basis over a period of 15 years.

(d) To consider the federal and state tax effects of the pro forma adjustments and the impact of the Tahiti results on the consolidated income taxes.

(e) Net earning per common share are computed assuming that the 9,070,000 shares of the Company's common stock issued in connection with the acquisition are outstanding for the entire periods presented.

(f) To reflect increased compensation to be paid to the former stockholders of Tahiti, offset in part by the reduction of charitable contributions made by Tahiti.

(g)  To reflect nonrecurring costs associated with the merger.

                  ADDITIONAL INFORMATION CONCERNING THE COMPANY

     The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document which the Company files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company also files such reports and other information with the NYSE, on which the Common Stock is traded. Copies of such material can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. Our SEC filings also are available to the public from the SEC's worldwide web site at "http://www.sec.gov."

     The SEC allows the Company to "incorporate by reference" the information that the Company files with them, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement, and information that the Company files later with the SEC will automatically update and supersede this information. The "file number" used by the SEC to identify documents filed by the Company is 1-2782. The Company hereby incorporates by reference the documents listed below and any future filings that the Company will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

     (1) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

     (2) the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended April 4, 1998, July 4, 1998 and October 3, 1998; and

     (3)  the Company's Current Report on Form 8-K dated September 17, 1998.

     Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and its Current Report on Form 8-K dated September 17, 1998 will be delivered to you with this Proxy Statement. You may request a copy of any of the other filings listed above, at no cost, by writing or telephoning the Company's Secretary at the following address:

                           Robert J. Powell, Secretary
                          Signal Apparel Company, Inc.
                             200 Manufacturers Road
                              Chattanooga, TN 37405
                            Telephone: (423) 266-2175

     You also may obtain copies of any of the Company's other SEC filings, either from the SEC or from the Secretary of the Company as described above.

Interests of Certain Persons in the Acquisition.

     In considering the recommendation of the Company's Board of Directors with respect to the approval of the issuance of Common Stock pursuant to the Acquisition Agreement and the transactions contemplated thereby, stockholders of the Company should be aware that certain members of the management of the Company who are also directors, as well as certain Tahiti officers and shareholders who will become officers and/or directors of the Company following the acquisition, may have certain interests in the acquisition that are different from the interests of the Company's shareholders generally.

     Certain Success Fees. Under the terms of the Company's employment arrangements with Thomas A. McFall (a director and Chief Executive Officer) and John W. Prutch (a director and President), each of Messrs. McFall and Prutch will receive a success fee in connection with the acquisition equal to one and one-half percent (1.5%) of the Aggregate Consideration paid by the Company (as defined in the agreement). Under the terms of these agreements, the closing of the transactions set forth in the Acquisition Agreement and the Chan Agreement will result in each of Messrs. McFall and Prutch becoming entitled to receive a cash payment from the Company equal to 1.5% of the aggregate value of the consideration payable in connection with such transactions. As described above under the heading "Certain Relationships and Related Transactions," the net amount of this payment will be subject to reduction by the amount of any compensation which Messrs. McFall and Prutch receive in their separate capacities as officers of the Company.

     Tahiti Employment Agreements. Messrs. Zvi Ben-Haim and Michael Harary, the current majority stockholders of Tahiti, both will be employed by the Company to continue to manage Tahiti's business under 5-year employment agreements following consummation of the acquisition. Each of these agreements provides for a base salary of $500,000 per year, with annual bonuses based on a sliding scale tied to the annual amount of earnings before interest, taxes, depreciation and other allocations ("EBITDA") generated by Tahiti's business following its acquisition by the Company. No bonus will be payable unless such EBITDA reaches an annual level of at least $4.5 million. The employment agreements further provide that Messrs. Ben-Haim and Harary both will be appointed to the Company's Executive Committee, and that (subject to the fiduciary duties of its Board of Directors) the Company will use its reasonable best efforts to cause Ben-Haim to be nominated for election as a director of the Company.

     The employment agreements also provide that Messrs. Ben-Haim and Harary each will be provided with an expense allowance, automobile allowances and additional fringe benefits generally commensurate with those of the Company's other senior executives during the term of their employment, and will participate in all insurance, retirement and other benefit programs available to the Company's employees generally. In the event of any Change in Control of the Company (as defined in the employment agreements), each of Messrs. Ben-Haim and Harary would have the right to volutarily terminate his employment and receive
(A) a lump sum payment equal to his annual base salary and (B) the immediate vesting of any incentive compensation benefits or compensatory option grants. The employment agreements also provide for excise tax gross up payments to each of Messrs. Ben-Haim and Harary if it is determined that, as a result of any payment made by the Company to either executive (including any payments under the change in control provision), such executive would be liable for the excise tax imposed on "excess parachute payments" by Section 4999 of the Code.

     The agreements each contain a covenant not to compete with the Company: (1) if the employee voluntarily terminates, generally, or is terminated by the Company for cause, for a period extending through the lesser of two years or December 31, 2004, (2) if the employee voluntarily terminates (under certain circumstances) or is terminated without cause, during the Post Termination Period (as defined below) and (3) for a period of one year at the end of the 5-year term (provided that the average closing price for the Company's Common Stock over a period of 60 days at the end of such 5-year period is at least $5.00 per share and the average daily trading volume is at least 150,000 shares per day). This covenant not to compete would not be effective in the event of any termination of employment pursuant to the change in control provision of the employment agreements.

     Upon any termination of employment due to death or disability, either of Messrs. Ben-Haim or Harary (or his beneficiary) would receive any then-earned bonus plus six months base salary and any reimbursable expenses. Upon termination without cause, each of the employment agreements provides for (A) the immediate vesting of any incentive compensation benefits or compensatory option grants, (B) the continuation of base salary for a period equal to the shorter of two years or the remaining term of the agreement (the "Post Termination Period"), (C) a continuation of all benefits through the Post Termination Period, and (D) payment of any bonus which otherwise would have been applicable as if the executive were employed through December 31 of the year in which such termination occurs. No additional compensation would be payable for any period following a voluntary termination or a termination for cause.

     Unique Character Bonus Payments. In addition to the arrangements described above, the Acquisition Agreement also provides that, during the five year period commencing on the closing date of the acquisition, the Company will pay to Zvi Ben-Haim and Michael Harary (collectively) an amount equal to ten percent (10%) of the Company's annual net operating income derived from sales of merchandise related to a particular unique character developed by Tahiti, which constitutes a portion of the assets to be purchased from Tahiti (with such net operating income to be calculated net of any additional capital invested by the Company in such business). After the initial five year period, the Company will pay Messrs. Ben-Haim and Harary an amount equal to twenty-five percent (25%) of its net operating income from such business.

                            THE ACQUISITION AGREEMENT

     The following is a brief summary of the terms of the Acquisition Agreement, which is attached as ANNEX I to this Proxy Statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the Acquisition Agreement.

The Asset Purchase.

     Under the terms of the Acquisition Agreement, assuming approval by the Company's shareholders of this Proposal Number 2 concerning the issuance of Common Stock and the satisfaction (or waiver, if applicable) of the other conditions to closing prescribed in the Acquisition

Agreement, Tahiti will sell to the Company substantially all of its assets, including without limitation all intellectual property of Tahiti and all of its rights to the use of the name "Tahiti Apparel, Inc." in the conduct of its business (subject only to the exclusion of certain assets with an aggregate value not exceeding $50,000). The Company will pay the purchase price for the assets and business of Tahiti through delivery of 9,070,000 shares of the Company's Common Stock. Additionally, the Company will assume scheduled liabilities of Tahiti, including license transfer fees, liabilities set forth on Tahiti's audited balance sheet as of June 30, 1998 and all liabilities incurred in the ordinary course of business during the period commencing July 1, 1998 and ending on the Closing Date (including all liabilities of Tahiti under any agreement reached with Ming-Yiu Chan, Tahiti's minority shareholder, as described above under the heading "The Chan Agreement").

Representations and Warranties.

     The Acquisition Agreement includes various customary representations and warranties of both Tahiti and the Company. In particular, the Acquisition Agreement includes reciprocal representations and warranties of the Company and Tahiti as to the following:

     o    valid corporate organization, good standing and capital structure;

     o the due authorization, execution, delivery, performance and enforceability of the Acquisition Agreement;

     o full disclosure, compliance with applicable laws and the absence of any material litigation or undisclosed liabilities;

     o the status of each party's environmental compliance, labor relations and insurance coverage; and

     o the absence of any broker or finder's fee payable with respect to the acquisition (other than payments which the Company has agreed to make to Messrs. McFall and Prutch as described above).

     The Acquisition Agreement includes additional customary representations and warranties by Thaiti, including those with respect to:

     o Tahiti's subsidiaries, corporate records, financial statements and tax status;

     o Tahiti's accounts payable and bank accounts, notes and accounts receivable;

     o    Tahiti's employee benefit plans and any other material contracts;

     o Tahiti's intellectual and intangible property, as well as all names used by Tahiti in its business in addition to its corporate name;

     o the condition of, and the status of Tahiti's ownership or leasehold interests in, all real and personal property utilized by Tahiti in its business;

     o the quantity and quality of Tahiti's inventory, as well as Tahiti's relationships with its major suppliers and customers;

     o valid ownership or license interests in, and "Year 2000 Compliant" status of, all information technology and software used in Tahiti's business;

     o the absence of any undisclosed liens, transactions with affiliates, or certain other improper practices or regulatory problems;

     o Tahiti's financial and business experience, and its investment intent, with respect to the unregistered and restricted shares of the Company's Common Stock which it will receive at Closing; and

     o the conduct of Tahiti's business in the ordinary course and the absence of certain material changes or events since June 30, 1998;

     The Acquisition Agreement also includes additional customary representations and warranties by the Company with respect to environmental matters, the absence of certain material changes in the Company's business since the date of the letter of intent and the status of the Common Stock to be issued to Tahiti pursuant to the Acquisition Agreement.

Additional Agreements.

The Acquisition Agreement also provides for the following additional agreements:

Access to Information. Each party has agreed to afford the other party and its authorized employees, agents, and other representatives full and unrestricted access during normal business hours, throughout the period prior to the Closing, to its offices, properties and records and, during such period, to make its officers, employees and other representatives available to the other party for consultation and discussion regarding its business, properties and financial condition. Each party also has agreed to return or destroy (as necessary) copies of documents, and to take all other actions necessary, to protect the confidentiality of such information in the event that the Closing does not occur. Following Closing, each party will provide the other with reasonable access to such information and personnel as may be necessary in connection with any audit, inquiry or other examination by any governmental entity relating to Tahiti's assets or business (subject to reimbursement of such party's expenses by the requesting party).

Conduct of Tahiti's Business Prior to Closing. Tahiti and its majority stockholders have agreed that, after the date of the Acquisition Agreement and prior to the Closing, unless the Company agrees otherwise in writing, they will use their best efforts to see that Tahiti (A) conducts its business and maintains its records in the ordinary and regular course, consistent with past practice and in accordance with the budget attached to the Acquisition Agreement, (B) maintains all of its licenses and (C) preserves all existing relationships with its customers, suppliers and employees.

No Solicitation. Tahiti and its majority stockholders have agreed that, prior to the Closing, neither they nor any of their respective officers, employees, representatives or agents will, directly or indirectly, solicit, initiate, participate in or encourage any attempt by any person (other than the Company and its agents) to facilitate any transaction involving any merger, sale of substantial assets, sale of shares of capital stock or any similar transaction involving Tahiti and its business. Tahiti and its majority stockholders also have agreed to inform the Company if any of them are approached by any other party with a proposal or indication of interest regarding any such transaction.

Change of Corporate Name. Tahiti has agreed that, concurrently with the Closing, it will change its corporate name to a new name bearing no resemblance to its existing name. It will thereafter cease to make any use of the name "Tahiti Apparel, Inc." in the conduct of any business, and will execute any consents or other documents which the Company may require to enable the Company to use such name in connection with the purchased assets and business from and after the Closing.

Disclosure Updates. Each party has agreed to promptly notify the other of any breach by it of any representation, warranty or covenant contained in the Acquisition Agreement (or any event that would result in such a breach), and of any suit, claim, proceeding or investigation commenced prior to Closing against it or any of its officers, directors, employees, agents, consultants, stockholders or other representatives concerning such party or its securities, assets or business. Each party also has agreed to supplement the disclosure Schedules to the Acquisition Agreement as needed to reflect any new developments prior to Closing.

Survival of Representations and Warranties. The parties have agreed that all representations, warranties, covenants and agreements of each party contained in the Acquisition Agreement and related documents shall survive for a period of one year following the Closing (or until the conclusion of any legal action commenced within such one year period based on or involving any such representation, warranty, covenant or agreement).

Indemnification. The Acquisition Agreement contains customary provisions whereby:

     o Tahiti and its majority stockholders have agreed to indemnify and hold harmless the Company and its directors, officers, employees, agents and affiliates (as well as successors and assigns of any of them) with respect to any liabilities arising out of (A) any breach of any representation, warranty, covenant or agreement of Tahiti or such stockholders contained in the Acquisition Agreement or in any related document or (B) any of the approximately $50,000 of Excluded Liabilities (as defined in the Acquisition Agreement).

     o The Company has agreed to indemnify and hold harmless Tahiti and its majority stockholders, directors, officers, employees, agents and affiliates (as well as successors and assigns of any of them) with respect to any liabilities arising out of (A) any breach of any representation, warranty, covenant or agreement of the Company contained in the Acquisition Agreement or in any related document, (B) the conduct by the Company of Tahiti's business after the Closing or
          (C) any of the approximately $50,000 of Assumed Liabilities (as defined in the Acquisition Agreement).

The Acquisition Agreement also provides, however, that neither party's indemnification obligations as described above shall be effective until the aggregate combined total of all such losses incurred by any indemnitee exceeds $100,000, and that any such indemnification payments by Tahiti or its majority stockholders shall be made first out of the 1,000,000 shares of Company Common Stock held in escrow by Tahiti's counsel for such purpose (which shares shall then be valued at the greater of $1.75 per share or the average market price over the 20 preceding trading days).

Company Shareholder Vote. The Company agreed to submit to its shareholders for approval (pursuant to this Proxy Statement) the issuance in connection with the acquisition of Common Stock having voting power in excess of 20% of the Company's currently outstanding Common Stock, and to consult with Tahiti regarding the information concerning the acquisition to be included in this Proxy Statement. The Company also agreed that, subject to the fiduciary duties of its directors, the Company's Board of Directors would recommend unanimously that the Company's shareholders approve such issuance of Common Stock in connection with the acquisition. The Acquisition Agreement provides that, as a condition to the obligations of Tahiti and its majority shareholders to close the acquisition, Tahiti must receive a proxy from WGI, LLC, the Company's principal shareholder, to vote all shares of the Company's Common Stock held by WGI, LLC in favor of the issuance of Company Common Stock pursuant to the Acquisition Agreement. WGI, LLC currently holds 15,818,549 shares of Common Stock, representing approximately 48.5% of the total outstanding voting power of the Company's Common Stock.

Employees and Employee Benefits. Tahiti has agreed to use its best efforts to make the services of all of its employees available to the Company as of the Closing, and the Company has expressed its intention to offer employment to such individuals on terms no less favorable that their existing employment relationship with Tahiti (but without any binding obligation on the part of the Company except for the Employment Agreements to be executed with Messrs. Ben-Haim and Harary). Following the Closing, the Company will be solely responsible for all claims for any type of employment benefits brought by any employee of Tahiti, regardless of whether any such claim is based on occurrences that took place (or notices of claims filed) before or after the Closing.

Tax Returns and Tax Audits. Tahiti will be responsible for the preparation and filing of all tax returns required to be filed with respect to the operations of its business for periods ending on or prior to the Closing Date (regardless of when such returns are filed) and for the payment of all taxes due with respect to such returns. The Company will be responsible for all other tax returns, and payment of all other taxes, arising out of the sale of Tahiti's assets under the Acquisition Agreement. Each party shall have the right (at its own expense) to control any audit, determination, refund claim or amended return with respect to any tax return or payment of tax for which it had the original responsibility as described herein. However, neither party can agree to any assessment, deficiency, settlement or other adjustment that would prejudice the other party without the other party's consent (which shall not be unreasonably withheld or delayed). Each party shall notify the other of any audit or other proceeding that could give rise to any tax liability of the party receiving such notification.

Publicity. The parties have agreed that they each will have the right to receive advance notice of, and to comment on, any public statements to be released by the other party concerning the Acquisition Agreement and related transactions.

Cooperation and Further Assurances. Each party has agreed to fully cooperate in making all filings and notifications required, and to take all other actions needed, to obtain all necessary governmental or third party consents, permits, authorizations, approvals, orders, qualifications or waivers in order to consummate the transactions under the Acquisition Agreement, and to use its best efforts to take, or cause to be taken, any other necessary actions to complete such transactions (including joint notification to third parties such as licensors, licensees and sub-licensees of Tahiti of the occurrence of the Closing and of the Company's rights in all of Tahiti's assets and business following the Closing).

Governing Law and Venue. The parties have agreed that the Acquisition Agreement will be governed by New York law, and that any action, suit or proceeding relating to the Acquisition Agreement must be brought in a Federal or state court sitting in the City of New York, New York.

Conditions to the Closing of the Acquisition.

     The Company's obligations to close the transactions under the Acquisition Agreement are subject to satisfaction of the following conditions, each of which may be waived in writing by the Company in its sole discretion:

     o Tahiti and its majority stockholders must have performed materially all of their agreements contained in the Acquisition Agreement, and their representations and warranties must be true and correct in all material respects;

     o the Company must have received an opinion from Tahiti's legal counsel as prescribed in the Acquisition Agreement;

     o since June 30, 1998, Tahiti must not have suffered (A) any material casualty loss, (B) any material business interruption, (C) any material labor difficulty or customer boycott or (D) any other change that could have a Material Adverse Effect;

     o Tahiti must have terminated any related party agreements between it and either of its majority stockholders (or any affiliate or associate of either such stockholder);

     o Tahiti must deliver certain required affidavits, and any governmental authorizations or consents required for the Closing of the acquisition must have been obtained, and there must be no court order or other governmental decree that would prohibit or materially interfere with the acquisition;

     o the Company must have receive all good standing certificates and other confirmations of Tahiti's good standing in its jurisdiction of incorporation, and its qualification in all necessary foreign jurisdictions, as contemplated by the Acquisition Agreement;

     o the Company must have received certified copies of Tahiti's current Articles of Incorporation and Bylaws, as well as Tahiti's audited financial statements for the years ended June 30, 1997 and June 30, 1998, together with the audit report of Arthur Andersen LLP concerning such statements;

     o Tahiti's Board of Directors must have approved the Acquisition Agreement and all related agreements and transactions;

     o the Employment Agreements between the Company and Messrs. Zvi Ben-Haim and Michael Harary, as contemplated by the Acquisition Agreement, must be fully executed;

     o the Chan Agreement must be fully executed, on terms reasonably satisfactory to the Company, Tahiti and its majority stockholders, with respect to the payment of the Company's debt to Chan and Chan's equity interest in the Company resulting from the acquisition;

     o the issuance of Company Common Stock pursuant to the Acquisition Agreement must have received the approval of the Company's shareholders required by applicable New York Stock Exchange rules;

     o the Company must have secured a new asset based revolving line of credit (on terms reasonably acceptable to the Company) to finance both the Company's and Tahiti's businesses on a combined basis, with a minimum credit limit of $75,000,000 and which shall be secured by side collateral of not more than $32,000,000 of Treasury Bills and other U.S. government securities; and

     o all documents and other legal matters related to the Closing must be reasonably satisfactory to the Company's legal counsel.

     Tahiti's obligations to close the transactions under the Acquisition Agreement are subject to satisfaction of the following conditions, each of which may be waived in writing by Tahiti in its sole discretion:

     o the Company must have performed materially all of its agreements contained in the Acquisition Agreement, and its representations and warranties must be true and correct in all material respects;

     o Tahiti must have received an opinion from the Company's legal counsel as prescribed in the Acquisition Agreement;

     o since June 30, 1998, the Company must not have suffered (A) any material casualty loss, (B) any material business interruption, (C) any material labor difficulty or customer boycott or (D) any other change that could have a Material Adverse Effect;

     o any governmental authorizations or consents required for the Closing of the acquisition must have been obtained, and there must be no court order or other governmental decree that would prohibit or materially interfere with the acquisition;

     o the Company's Board of Directors must have approved the Acquisition Agreement and all related agreements and transactions;

     o Tahiti and/or its majority stockholders, as applicable, must have received (A) the Employment Agreements between the Company and Messrs. Zvi Ben-Haim and Michael Harary, as contemplated by the Acquisition Agreement, (B) the Chan Agreement, and (C) the registration rights agreement concerning the shares of Company Common Stock to be issued in the acquisition, all duly executed by the Company;

     o all personal guaranties given by either of Messrs. Ben-Haim or Harary, or by any third parties, for any liabilities of Tahiti (and any collateral securing any such guaranties) must have been released;

     o Tahiti must have received a proxy from WGI, LLC, the Company's principal shareholder, to vote all shares of the Company's Common Stock held by WGI, LLC in favor of the issuance of Company Common Stock pursuant to the Acquisition Agreement;

     o the Chan Agreement must be fully executed, on terms reasonably satisfactory to the Company, Tahiti and its majority stockholders, with respect to the payment of the Company's debt to Chan and Chan's equity interest in the Company resulting from the acquisition;

     o the Company must have secured a new asset based revolving line of credit (on terms reasonably acceptable to Tahiti's majority stockholders) to finance both the Company's and Tahiti's businesses on a combined basis, with a minimum credit limit of $75,000,000 and which shall be secured by side collateral of not more than $32,000,000 of Treasury Bills and other U.S. government securities;

     o consummation of the acquisition shall constitute, in the opinion of counsel to Tahiti, a tax-free reorganization under Section 368(a)(1)(c) of the Code; and

     o all documents and other legal matters related to the Closing must be reasonably satisfactory to Tahiti's legal counsel.

Termination, Amendment and Waiver.

     The Acquisition Agreement may be terminated and the acquisition may be abandoned at any time prior to the Closing Date, either before or after the vote on issuance of 10,070,000 additional shares of Common Stock at the Company's 1998 Annual Meeting of Shareholders, by mutual written consent of the Company and the majority stockholders of Tahiti (Messrs. Ben-Haim and Harary). The acquisition also may be terminated by either the Company or Tahiti if (A) the Closing does not occur on or before February 28, 1999 or (B) any court has issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the acquisition, and such order, decree or ruling has become final and non-appealable.

     Either the Company or Tahiti may act unilaterally to terminate the acquisition if: (A) the other party breaches its representations or warranties made in the Acquisition Agreement in any material respect; (B) the other party fails to comply in any material respect with any of its covenants or agreements made in the Acquisition Agreement (and such failure is not cured within 20 days of written notice from the other party); or (C) either party fails to satisfy one of the conditions to the other party's obligations to close the acquisition, and such failure is not waived by the party entitled to the benefit of the condition.

     In the event of any termination of the Acquisition Agreement as described above, all obligations of the parties thereunder shall terminate, except for each party's obligation to protect the confidentiality of information supplied by the other and any liability of either party for breach of any term of the Acquisition Agreement. Additionally, the Acquisition Agreement gives either party the right to obtain the remedy of specific performance by the other party of its obligations thereunder if (A) the other party wrongfully refuses to close the acquisition or (B) there is a failure (or threatened failure) by the other party to comply with all of its covenants and agreements contained in the Acquisition Agreement.

     The Acquisition Agreement may not be amended or modified except by means of a written agreement executed by all parties to the original Acquisition Agreement. At any time prior to Closing, however, either party may (A) extend the time for performance of any act or obligation of the other; (B) waive any inaccuracies in the other's representations or warranties in the Acquisition Agreement or in any related document; or (C) waive compliance by the other with any agreement or condition contained in the Acquisition Agreement. Any such waiver or extension must be contained in a written instrument signed by the party making it, and will not operate as a waiver of any future failure.

Shareholder Vote Requirement.

     The New York Stock Exchange rules (pursuant to Paragraph 312.03(c) of the Listed Company Manual) require shareholder approval when a listed company plans to issue additional shares of Common Stock, if the Common Stock to be issued has (or will have upon issuance) voting power greater than or equal to 20% of the total voting power of the shares of the Company's Common Stock outstanding before the issuance of such stock or other securities. As of December 7, 1998, there were 32,636,547 shares of Common Stock outstanding. The amount of Common Stock issuable pursuant to the Company's acquisition of Tahiti Apparel, Inc. on the terms described above would total 10,070,000 shares, and would represent in excess of 20% of the Company's outstanding voting power. Accordingly, the issuance of such Common Stock is being submitted, pursuant to this Proxy Statement for approval by the Company's shareholders at the 1998 Annual Meeting. The Board of Directors believes that the consummation of the Tahiti acquisition, including the issuance of up to 10,070,000 shares of the Company's Common Stock under the Acquisition Agreement is fair to, and in the best interests of, the Company and its shareholders. Accordingly, the Board of Directors recommends that shareholders vote for approval of this Proposal 2.

     The Acquisition Agreement provides that, as a condition to the obligations of Tahiti and its majority shareholders to close the acquisition, Tahiti must receive a proxy from WGI, LLC, the Company's principal shareholder, to vote all shares of the Company's Common Stock held by WGI, LLC in favor of the issuance of Company Common Stock pursuant to the Acquisition Agreement. WGI, LLC currently holds 15,818,549 shares of Common Stock, representing approximately 48.5% of the total outstanding voting power of the Company's Common Stock. Accordingly, if holders of other shares of Common Stock representing more than 1.5% of the Company's total outstanding voting power vote in favor of this Proposal 2, it is anticipated that the issuance of up to 10,070,000 shares of the Company's Common Stock under the Acquisition Agreement will be approved.

                                   PROPOSAL 3

                           APPROVAL OF THE ISSUANCE OF
                        ADDITIONAL SHARES OF COMMON STOCK
          UPON CONVERSION OF (OR PAYMENT OF DIVIDENDS WITH RESPECT TO)
                       CERTAIN CONVERTIBLE PREFERRED STOCK

     The Board of Directors has approved, and recommends to the Shareholders for their approval, the issuance of shares of the Company's Common Stock having (potentially) voting power in excess of 20% of the Company's currently outstanding shares, upon the conversion of (or, at the election of the Company, in payment of accrued dividends with respect to) shares of the Company's 5% Series G1 Convertible Preferred Stock and (when issued) 5% Series G2 Convertible Preferred Stock.

     The Company reached an agreement, effective September 17, 1998, with four institutional investors concerning the private placement of up to $10 million in 5% senior convertible preferred stock. Under the terms of the agreement, the Company has placed an initial installment of $5 million of 5% Convertible Preferred Stock, Series G1, as of the Closing Date. The placement of an additional $5 million of 5% Convertible Preferred Stock, Series G2, also will be available to the Company, subject to the satisfaction of conditions concerning the absence of certain adverse changes or events and the registration for resale of the shares of Common Stock issuable upon conversion of (or as payment of dividends with respect to) the Series G1 and Series G2 preferred stock. The Company has filed a registration statement on Form S-3 with the Securities and Exchange Commission in satisfaction of this condition. This registration statement became effective as of November 2, 1998.

     Since the Company's agreement with these institutional investors required that the 5% Series G1 (and, when issued) 5% Series G2 Convertible Preferred Stock be senior to all other classes of the Company's equity securities in priority as to dividends and distributions, WGI, LLC, in order to facilitate the completion of this private placement by the Company, agreed to exchange all of the shares of Series F Preferred Stock which it received in the Company's 1997 restructuring for a like number of shares of a new Series H Preferred Stock. Series H Preferred Stock (as described in more detail below) is identical to the Series F Preferred Stock in every respect except that Series H Preferred Stock will be junior in priority to the Company's 5% Series G1 and 5% Series G2 Convertible Preferred Stock.

     The following description of the Company's authorized capital stock provides a summary of the key terms of both the Series H Preferred Stock and the 5% Series G1 Convertible Preferred Stock, as well as the Company's Common Stock.
Note: Except for the series designation and maximum conversion price (which will be based on the market price for the Company's Common

Stock when the Series G2 is issued), it is anticipated that the 5% Series G2 Convertible Preferred Stock will be substantially identical to the 5% Series G1 Convertible Preferred Stock.

Description of the Company's Capital Stock:
-------------------------------------------

     The Company's Restated Articles of Incorporation, as amended to date, authorize the issuance of up to 80,000,000 shares of Common Stock, $.01 par value per share, and 1,600,000 shares of preferred stock, no par value per share.

Common Stock.

     As of December 7, 1998 there were 32,636,547 shares of Common Stock outstanding. As a holder of Common Stock, you are entitled to one vote for each share on all matters submitted to a vote of the stockholders. Generally, when a quorum is present at any meeting, the vote of the holders of a majority the shares of Common Stock present in person or by proxy decides all questions properly brought before such meeting. Subject to the preferential rights of any outstanding Preferred Stock, you will be entitled as a holder of Common Stock to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor.

     In the event of a liquidation, dissolution or winding up of the Company, you would be entitled to share ratably in all assets remaining after payments of liabilities and satisfaction of all distribution rights of preferred stockholders. You will not have any right as a holders of Common Stock to convert your Common Stock into any other securities of the Company. All shares of Common Stock have equal, non-cumulative voting rights, and have no preference, conversion, exchange, preemptive or redemption rights. All of the outstanding shares of the Company's Common Stock are fully paid and nonassessable.

Preferred Stock.

     The Company's Board of Directors is authorized to issue the Preferred Stock in one or more series. The Restated Articles provide that the Board of Directors shall fix the designations rights, preferences, privileges and restrictions, including the dividend rights, conversion rights, voting rights, rights and terms of redemption, redemption price or prices, liquidation preferences, as well as the number of shares constituting any series of preferred stock, without any further vote or action by the stockholders.

     The Board has authorized Series A, Series B, Series C, Series D, Series E, Series F, and Series H Preferred Stock, as well as the 5% Series G1 Convertible Preferred Stock. Subject to the satisfaction of the conditions that must be met prior to its sale and issuance, the Board also has authorized the creation of 5% Series G2 Convertible Preferred Stock with terms (other than the designation) substantially identical to those of the 5% Series G1 Convertible Preferred Stock.

     As of December 7, 1998, there were no outstanding shares of Series A, Series B, Series C, Series D, Series E or Series F Preferred Stock, and the Company presently has no plans to issue any shares of any of these series of preferred stock in the future. As of such date, there were issued and outstanding 5,000 shares of 5% Series G1 Convertible Preferred Stock and

454.444 shares of Series H Preferred Stock. Each share of 5% Series G1 Convertible Preferred Stock has a stated value of $1,000 and each share of Series H Preferred Stock has a stated value of $100,000.

                    5% Series G1 Convertible Preferred Stock
                    ----------------------------------------

Additional key terms of the 5% Series G1 Convertible Preferred Stock are as follows:

     o Equal to the 5% Series G2 Convertible Preferred Stock (when issued) and senior to all other classes of the Company's equity securities (both Common Stock and preferred stock) with respect to dividend priorities and liquidation rights.

     o Convertible at the option of the purchasers (subject to certain limitations) into shares of Common Stock at a maximum conversion price of $2.50 per share of Common Stock. The maximum conversion price may be reduced if the market price for the Company's Common Stock declines below the level at which it generally stood on September 17, 1998. The conversion price also may be reduced, under some circumstances, if the Company issues shares of its Common Stock (or rights to acquire such shares) at a price below the then-prevailing market price for the Common Stock.

     o After September 17, 2001, any shares of Series G1 Convertible Preferred Stock that are still outstanding and unconverted shall be (at the option of the holder) converted to Common Stock or redeemed by the Company in cash.

     o Accrues dividends, payable semi-annually on January 1 and July 1, at an annual rate of 5%. The Company may pay these dividends either in cash or in shares of its Common Stock. The dividend on the preferred stock will be eliminated if the closing bid price of the Common Stock on the NYSE exceeds $3.41 per share for any five trading day period.

     o No dividends may be declared or paid on the Company's Common Stock while any shares of 5% Series G1 Convertible Preferred Stock are issued and outstanding.

     o No voting rights except that, without approval by all of the holders of 5% Series G1 Convertible Preferred Stock, the Company may not: (1) make any adverse change in the powers, preferences or rights of such stock, or increase the authorized amount of such stock; (2) authorize or create any class of stock ranking senior to such stock for dividends or distributions; (3) amend its Restated Articles of Incorporation or Bylaws or take any other action that would have a similar adverse effect on the rights of holders of such stock, or (4) sell all or substantially all of its assets.

                            Series H Preferred Stock
                            ------------------------

Additional key terms of the Series H Preferred Stock are as follows:

     o Junior to the 5% Series G1 and 5% Series G2 Convertible Preferred Stock, equal to former Series A and former Series F Preferred Stock, and senior to all other classes of the Company's equity securities (both Common Stock and preferred stock) with respect to dividend priorities and liquidation rights.

     o No dividends may be declared or paid on the Company's Common Stock while any shares of Series G1 Convertible Preferred Stock are issued and outstanding.

     o    Accrues dividends at an annual rate of 9%, payable annually in cash.

     o    No conversion, exchange, preemptive or redemption rights.

     o No voting rights, except that holders of Series H Preferred Stock have the right to vote on any merger or consolidation of the Company, or on any proposed dissolution of the Company. Also, without approval by the holders of 2/3 of the outstanding shares of Series H Preferred Stock, the Company may not: (1) amend, repeal or add to any provision of its Restated Articles of Incorporation or Bylaws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series H Preferred Stock; (2) reclassify any Common Stock into shares having a preference or priority equal or superior to the Series H Preferred Stock; (3) apply any of its assets (in excess of one percent (1%) of its net worth on an annual basis) to the redemption, retirement, purchase or other acquisition of shares of Common Stock, except for purchases of the Company's Common Stock on the open market or purchases from employees of the Company upon termination of employment or pursuant to any rights of first refusal held by the Company; or (4) create, authorize or issue any equity security having any preference or priority superior to the Series H Preferred Stock.

     At the maximum conversion price of $2.50 per share, the $5 million of 5% Series G1 Convertible Preferred Stock issued by the Company September 17 will convert into a minimum of 2,000,000 additional shares of Common Stock (or approximately 6.1% of the number of shares of Common Stock outstanding immediately before the issuance of such convertible preferred stock).

     The New York Stock Exchange rules (pursuant to Paragraph 312.03(c) of the Listed Company Manual) require shareholder approval when a listed company plans to issue additional shares of Common Stock, or securities convertible into or exercisable for Common Stock (e.g., convertible preferred stock), if the Common Stock to be issued has (or will have upon issuance) voting power greater than or equal to 20% of the total voting power of the shares of the Company's Common Stock outstanding before the issuance of such stock or other securities. Under certain circumstances, the number of shares of Common Stock issued upon the conversion of (or payment of accrued dividends with respect to) shares of the Company's 5% Series G1 or 5% Series G2 Convertible Preferred Stock could exceed 20% of the 32,636,547 shares of Common Stock outstanding as of December 7, 1998.

     Whether or not the number of shares of Common Stock so issued ever actually exceeds this 20% threshold will depending upon an number of factors, including any future fluctuations in the conversion price for the convertible preferred shares as well as the extent to which the Company may choose to pay dividends on the convertible preferred in shares of Common Stock rather than in cash. Accordingly, in order to ensure compliance with the applicable New York Stock Exchange rules, this potential issuance of Common Stock with voting power in excess of 20% of the Company's currently outstanding shares is being submitted, pursuant to this Proxy Statement, for approval by the Company's shareholders at the 1998 Annual Meeting. The Board of Directors believes that the issuance of Common Stock in connection with the additional equity funding provided by the 5% Series G1 Convertible Preferred Stock and (when issued) the 5% Series G2 Convertible Preferred Stock is fair to, and in the best interests of, the Company and its shareholders. Accordingly, the Board of Directors recommends that shareholders vote for approval of this Proposal 3.

                                   PROPOSAL 4

                      APPROVAL OF 1999 STOCK INCENTIVE PLAN

     The Board of Directors has, subject to stockholder approval, adopted the 1999 Stock Incentive Plan (the "1999 Incentive Plan") attached hereto as Annex B.

     The Board of Directors believes that there is a continuing need for a long-term incentive plan tied directly to stockholder value and applicable to a broad class of employees. The Company is no longer able to grant Incentive Stock Options under the Company's 1985 Stock Option Plan. Furthermore, the Board of Directors believes that the Company needs the extra flexibility of a plan that provides for a variety of different types of stock compensation awards (in addition to options) in order to structure executive compensation packages that are best suited to the Company's needs. For these reasons, the Board of Directors believes that the 1999 Incentive Plan is necessary and is in the best interests of the Company and its shareholders, and hereby recommends that shareholders vote in favor of the approval and adoption of the 1999 Incentive Plan.

1999 STOCK INCENTIVE PLAN

     The 1999 Incentive Plan has been approved by the Company's Board of Directors effective as of January 1, 1999, but all grants (if any) under the 1999 Incentive Plan shall be conditional upon the approval of the 1999 Incentive Plan by the holders of the Common Stock. The following description of the terms of the 1999 Incentive Plan is qualified in its entirety by reference to the full text of the 1999 Incentive Plan attached as ANNEX A to this Proxy Statement. Capitalized terms used but not defined in the following description are used as defined in the 1999 Incentive Plan.

     The 1999 Incentive Plan provides for the grant of Stock Options (which may be either Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights ("SARs"), Performance Shares and Restricted or Unrestricted Stock to employees, officers and members of the Board of Directors of, as well as consultants or advisors to, the Company. A total of

5,000,000 shares of Common Stock may be awarded under the 1999 Incentive Plan. The 1999 Incentive Plan is administered by the Compensation Committee which may adopt, amend or repeal the administrative rules, guidelines and practices relating to the plan.

INCENTIVE STOCK OPTIONS; NONSTATUTORY STOCK OPTIONS

     The Compensation Committee may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each option, the conditions and limitations applicable to the exercise of the option and the option price therefor, which, in the case of Incentive Stock Options, must be at least 100% (110% in the case of Incentive Stock Options granted to a stockholder owning in excess of 10% of the Common Stock) of the fair market value of the Common Stock as of the date of grant. Incentive Stock Options shall be subject to and comply with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Payment of the option exercise price may be made in cash, shares of Common Stock or by any other method (including delivery of a promissory note payable on terms specified by the Board) approved by the Compensation Committee. The option exercise period for Incentive Stock Options shall not exceed ten years from the date of grant, or five years if granted to a stockholder owning in excess of 10% of the Common Stock.

STOCK APPRECIATION RIGHTS

     The Compensation Committee may award SARs entitling recipients on exercise of the SAR to receive an amount, in cash or stock or a combination thereof, determined in whole or in part by reference to appreciation in the fair market value of the Common Stock between the date of the award and the exercise of the award. SARs may be granted in tandem with, or independently of, options granted under the 1999 Incentive Plan.

PERFORMANCE SHARE AWARDS

     The Compensation Committee may make Performance Share Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals, as determined by the Compensation Committee, which may include earnings per share or revenue targets, completed acquisitions and other corporate or individual executive objectives. The Compensation Committee may make Performance Share Awards independent of or in connection with any other award under the Incentive Plan. Performance Share Awards and all rights with respect to such awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

RESTRICTED AND UNRESTRICTED STOCK AWARDS

     The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Common Stock subject to the right of the Company to repurchase all or part of such shares at their purchase price from the recipient (or to have such shares revert to the Company, if granted with no payment by the recipient) in the event that conditions specified by the Compensation Committee are not satisfied prior to the end of the applicable Restricted Period established by the Compensation Committee for such award. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the applicable Restricted Period. The

Board may, in its sole discretion, grant or sell to participants shares of Common Stock free of any restrictions under the 1999 Incentive Plan at a price per share equal to at least 85% of the fair market value of the Common Stock.

     In the event of the sale of all or substantially all of the asset of the Company or a consolidation or merger involving the Company in which the outstanding shares of Common Stock are exchanged for security, cash or other property of any other corporation or business entity, then all of the outstanding stock options granted under the 1999 Incentive Plan shall become exercisable immediately prior to such event. The 1999 Incentive Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption or (ii) the date on which all shares available for issuance under the 1999 Incentive Plan shall have been awarded.

     The 1999 Incentive Plan has been approved by the Company's Board of Directors effective as of January 1, 1999, but all grants (if any) under the 1999 Incentive Plan shall be conditional upon the approval of the 1999 Incentive Plan by the holders of the Common Stock.

FEDERAL INCOME TAX CONSEQUENCES

     The following brief description of the tax consequences of awards under the 1999 Incentive Plan is based on Federal tax laws currently in effect and does not purport to be a complete description of such Federal tax consequences.

Options.

     There are no Federal tax consequences either to the optionee or to the Company upon the grant of an Incentive Stock Option or Nonstatutory Stock Option. On the exercise of an Incentive Stock Option, the optionee will not recognize any income and the Company will not be entitled to a deduction, although such exercise may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an Incentive Stock Option within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income and generally the Company will be entitled to a compensation expense deduction, equal to the excess of the fair market value of the shares of the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain, and any loss, will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the foregoing holding requirements are met, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     On exercise of a Nonstatutory Stock Option, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and generally deductible by the Company as compensation expense. The disposition of shares acquired upon exercise of a Nonstatutory Stock Option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

Stock Appreciation Rights.

     The amount of any cash (or the fair market value of any Common Stock) received by the holder of an SAR upon the exercise of the SAR under the 1999 Incentive Plan will be subject to ordinary income tax in the year of receipt and generally, the Company will be entitled to a deduction for such amount.

Performance Share Awards.

     An employee who has been awarded Performance Share Awards will not recognize taxable income, and the Company will not be entitled to a deduction, at the time of the award. When the employee becomes entitled to receive the shares of Common Stock, cash or other consideration payable at the maturity of the award, the employee will recognize ordinary income equal to the sum of the cash and the fair market value of the shares of Common Stock or other property at such time, and generally, the Company will be entitled to a corresponding compensation expense deduction.

Restricted Stock Awards.

     An employee (the "Recipient") who has been awarded Restricted Stock will not recognize taxable income at the time of the award unless he elects otherwise. At the time any restrictions applicable to the Restricted Stock award lapse, the Recipient will recognize ordinary income and generally the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor. Dividends paid to the Recipient on the Restricted Stock during the Restricted Period will be ordinary compensation income to the Recipient and deductible as such by the Company.

Unrestricted Stock Awards.

     An employee who has been granted Unrestricted Stock will recognize ordinary income as of the date of receipt of the shares in an amount equal to the excess of the fair market value of the shares at that time over the amount (if any) paid by the employee for such shares. The employee's tax basis in the shares will be equal to the sum of the amount paid for such shares plus the amount of ordinary income so recognized. Generally, the Company is entitled to a compensation expense deduction equal to the amount of income recognized by the employee.

                                   PROPOSAL 5

                           APPROVAL OF THE ISSUANCE OF
                              WARRANTS TO PURCHASE
                         5,000,000 ADDITIONAL SHARES OF
                            COMMON STOCK TO WGI, LLC

     The Board of Directors has approved, and recommends to the Shareholders for their approval, the issuance of warrants to purchase up to an additional 5,000,000 shares of the Company's Common Stock (subject to adjustment for certain antidilution provisions described below) to WGI,LLC in connection with the new credit facility which the Company has entered into with WGI, LLC as described above under the heading "Compensation Committee Interlocks and Insider Participation." Key terms of the Warrants are as follows:

     o    Exercise price of $1.75 per share of Common Stock.

     o Warrants vest at the rate of 200,000 warrants for each $1,000,000 increase in the largest balance owed at any one time over the life of the credit agreement (as of December 7, 1998, the largest outstanding balance to date has been $19,985,000, which means that warrants to acquire 3,997,000 shares of Common Stock would have been vested as of such date).

     o The warrants have registration rights no more favorable than the equivalent provisions in the currently outstanding warrants issued to principal shareholders of the Company, except that such rights include three demand registrations.

     o The warrants contain antidilution provisions which require that the number of shares subject to such warrants shall be adjusted in connection with any future issuance of the Company's Common Stock (or of other securities exercisable for or convertible into Common Stock) such the aggregate number of shares issued or issuable subject to these Warrants (assuming eventual vesting as to the full 5,000,000 shares) will always represent ten percent (10%) of the total number of shares of the Company's Common Stock on a fully diluted basis.

     The New York Stock Exchange rules (pursuant to Paragraph 312.03(c) of the Listed Company Manual) require shareholder approval when a listed company plans to issue additional shares of Common Stock, or securities convertible into or exercisable for Common Stock (e.g., warrants), if the Common Stock to be issued has (or will have upon issuance) voting power greater than or equal to 20% of the total voting power of the shares of the Company's Common Stock outstanding before the issuance of such stock or other securities. As of December 7, 1998, there were 32,636,547 shares of Common Stock outstanding. The number of shares issuable pursuant to these warrants does not, at present, exceed 20% of the Company's outstanding voting power. It is possible, however, that the antidilution provisions described above could, at some point in the future, result in the warrants being adjusted to cover more than 20% of the number of shares outstanding on the effective date of the warrants. Accordingly, the Board of Directors has made the issuance of these warrants subject to approval by the Company's shareholders at the 1998 Annual Meeting.

     Messrs. Walsh and Greenwood, both directors of the Company, are the managers of WGI, LLC. Both Messrs. Walsh and Greenwood abstained when the Board voted upon this matter. The Board of Directors believes that the proposed issuance of such warrants to WGI, LLC is fair and reasonable as additional compensation for the extension of additional credit provided to the Company by WGI, LLC as described above. Accordingly, the Board of Directors believes that the issuance of warrants is fair to, and in the best interest of, the Company and its shareholders.

                                   PROPOSAL 6

                           APPROVAL OF THE ISSUANCE OF
                           WARRANTS TO PURCHASE UP TO
                         3,804,546 ADDITIONAL SHARES OF
                                 COMMON STOCK TO
                            MESSRS. McFALL AND PRUTCH

     The Board of Directors has approved, and recommends to the Shareholders for their approval, the issuance of warrants to purchase up to an additional 1,902,273 shares of the Company's Common Stock to each of Thomas A. McFall (a director and Chief Executive Officer of the Company) and John W. Prutch (a director and President of the Company), in connection with the agreements with such officers described above in the section of this Proxy Statement entitled "Certain Relationships and Related Transactions." Key terms of the Warrants are as follows:

     o    Exercise price of $1.75 per share of Common Stock.

     o All warrants expire 10 years from the date of grant and are not transferable by the holder.

     o Warrants to purchase 33.4% of the total number of shares of Common Stock (635,359 shares for each of Messrs. McFall and Prutch) will be vested immediately upon obtaining shareholder approval.

     o Warrants to purchase the remaining shares will vest in incremental installments of 22.2% each, based on achievement by the Company (including its subsidiaries) of each of the following goals:

               Goal 1:
               -------

               $4.0 million in annual pre-tax earnings or an average daily closing price of at least $2.75 per share for the Company's Common Stock over any period of 120 consecutive calendar days (Approx. 422,305 additional shares vest for each of Messrs. McFall and Prutch)

               Goal 2:
               -------

               $5.0 million in annual pre-tax earnings or an average daily closing price of at least $4.00 per share for the Company's Common Stock over any period of 120 consecutive calendar days (Approx. 422,305 additional shares vest for each of Messrs. McFall and Prutch)

               Goal 3:
               -------

               $6.0 million in annual pre-tax earnings or an average daily closing price of at least $5.00 per share for the Company's Common Stock over any period of 120 consecutive calendar days (Approx. 422,305 additional shares vest for each of Messrs. McFall and Prutch)

     o More than one of the preceding goals may be met simultaneously, provided that the threshold of the higher goal is met.

     The New York Stock Exchange rules (pursuant to Paragraph 312.03(a) of the Listed Company Manual) require shareholder approval (subject to certain exceptions) whenever a listed company plans to establish a plan or other arrangement pursuant to which stock may be acquired by its officers or directors. In order to satisfy this requirement, the issuance of the warrants described above, pursuant to which additional shares of Common Stock may be acquired by Messrs. McFall and Prutch, is being submitted for approval by the Company's shareholders at the 1998 Annual Meeting.

     Both Messrs. McFall and Prutch abstained when the Board voted upon this matter. The Board of Directors believes that the proposed issuance of such warrants to Messrs. McFall and Prutch is fair and reasonable as additional compensation for the benefits to be provided to the Company by Messrs. McFall and Prutch under the arrangement described above under the heading "Certain Relationships and Related Transactions." Accordingly, the Board of Directors believes that the issuance of warrants is fair to, and in the best interest of, the Company and its shareholders.

                                  OTHER MATTERS

     The Company does not intend to bring before the meeting any matters other than those hereinbefore set forth, and has no present knowledge that any other matters will be or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment.

     Representatives of the firm of Arthur Andersen LLP are expected to be present at the 1998 Annual Meeting. The representatives will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

                          1999 SHAREHOLDERS' PROPOSALS

     In order for shareholder proposals for the 1999 Annual Meeting of Shareholders to be eligible for inclusion in the Company's Proxy Statement, proposals must be received by the Company at its principal office in Chattanooga, Tennessee, prior to January 8, 1999.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              ROBERT J. POWELL
                                              Secretary

                         FINANCIAL STATEMENTS SUPPLEMENT


                          INDEX TO FINANCIAL STATEMENTS

                              TAHITI APPAREL, INC.

                                                                                       PAGE
                                                                                       ----

                          AS OF JUNE 30, 1998 AND 1997

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                               F-2

   Balance Sheets as of June 30, 1998 and 1997 F-3
   Statements of Operations For The Years Ended June 30, 1998, 1997 and 1996           F-4
   Statements of Stockholders' Equity (Deficit) For The Years Ended
     June 30, 1998, 1997 and 1996                                                      F-5
   Statements of Cash Flows For The Years Ended June 30, 1998, 1997 and 1996           F-6


NOTES TO FINANCIAL STATEMENTS                                                          F-7


MANAGEMENT'S DISCUSSION AND ANALYSIS OF                                                F-15
  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                           FISCAL QUARTER ENDED AS OF
                     SEPTEMBER 30, 1998 AND 1997(unaudited)

   Balance Sheets as of September 30, 1998 and June 30, 1998                           F-18
   Statements of Operations For The Three Months Ended September 30, 1998 and 1997     F-19
   Statements of Cash Flows For The Three Months Ended September 30, 1998 and 1997     F-20


NOTES TO FINANCIAL STATEMENTS                                                          F-21


MANAGEMENT'S DISCUSSION AND ANALYSIS OF                                                F-21
  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Stockholders of

     Tahiti Apparel, Inc.:


We have audited the accompanying balance sheets of Tahiti Apparel, Inc. as of June 30, 1998 and 1997, and the related statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended June 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tahiti Apparel, Inc. as of June 30, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 1998, in conformity with generally accepted accounting principles.


                                                ARTHUR ANDERSEN LLP



Roseland, New Jersey
August 31, 1998

                              TAHITI APPAREL, INC.

                   BALANCE SHEETS AS OF JUNE 30, 1998 AND 1997

                              ASSETS                                     1998           1997
                              ------                                  -----------   -----------

CURRENT ASSETS:
   Cash and cash equivalents (Note 2)                                 $         0   $    27,188
   Restricted cash - current (Note 2)                                     100,000       126,557
   Accounts receivable - nonfactored, net of allowance for doubtful
      accounts (Note 2)                                                   318,677       220,951
   Inventories (Notes 2 and 4)                                         10,376,422     4,850,355
   Prepaid expenses and other current assets                              982,061       172,383
   Deferred income taxes (Notes 2 and 5)                                        0       363,217
   Due from affiliate (Note 7)                                            924,375             0

   Due from officers (Note 7)                                           1,464,131       491,515
                                                                      -----------   -----------

                  Total current assets                                 14,165,666     6,252,166
                                                                      -----------   -----------

FURNITURE, FIXTURES AND EQUIPMENT (NOTE 2):
   Furniture and fixtures                                                 342,368       214,020
   Machinery and equipment                                                 44,924        44,326
   Computer equipment                                                     402,998       282,922
   Leasehold improvements                                                 990,474       185,229
                                                                      -----------   -----------

                  Total furniture, fixtures and equipment               1,780,764       726,497

   Less- Accumulated depreciation and amortization                        271,184       107,376
                                                                      -----------   -----------

                  Furniture, fixtures and equipment, net                1,509,580       619,121
                                                                      -----------   -----------

RESTRICTED CASH (Note 2)                                                  644,242       461,540

DEFERRED INCOME TAXES (Notes 2 and 5)                                           0       124,000
                                                                      -----------   -----------

OTHER ASSETS                                                              187,849       171,205
                                                                      -----------   -----------

                  Total assets                                        $16,507,337   $ 7,628,032
                                                                      ===========   ===========

         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                  1998                   1997
         ----------------------------------------------                ------------    ------------
CURRENT LIABILITIES:
   Cash overdraft                                                      $     89,766    $          0

   Current portion of note payable (Note 6)                                  49,000          30,000
   Due to factor (Note 3)                                                 6,166,405          92,986
   Accounts payable                                                       2,685,937       1,760,949
   Due to related party (Note 7)                                          6,772,207       1,644,394
   Royalties payable (Note 8)                                             1,361,562         775,033
   Accrued expenses and other current liabilities (Notes 7 and 8)           874,225       2,387,094
   Due to stockholder (Note 7)                                              178,412         169,407
                                                                       ------------    ------------


                Total current liabilities                                18,177,514       6,859,863
                                                                       ------------    ------------


NOTE PAYABLE (Note 6)                                                             0          46,000
                                                                       ------------    ------------



COMMITMENTS AND CONTINGENCIES (Note 8)



STOCKHOLDERS' EQUITY (DEFICIT):
    Common stock, no par value; authorized 300 shares; issued
      and outstanding 150 shares                                            104,990         104,990
    Retained earnings (deficit)                                          (1,775,167)        617,179
                                                                       ------------    ------------

                Total stockholders' equity (deficit)                     (1,670,177)        722,169
                                                                       ------------    ------------

                Total liabilities and stockholders' equity (deficit)   $ 16,507,337    $  7,628,032
                                                                       ============    ============

              The accompanying notes to financial statements are an
                     integral part of these balance sheets.

                              TAHITI APPAREL, INC.

                            STATEMENTS OF OPERATIONS

                FOR THE YEARS ENDED JUNE 30, 1998, 1997 AND 1996

                                                           1998            1997            1996
                                                       ------------    ------------   ------------
NET SALES (Note 2)                                     $ 64,574,007    $ 46,781,696   $ 34,431,340

COST OF SALES (Note 7)                                   47,672,730      32,189,436     25,796,690
                                                       ------------    ------------   ------------

                  Gross profit                           16,901,277      14,592,260      8,634,650

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES (Notes 2, 7 and 8)                           16,900,310      10,990,237      7,906,219
                                                       ------------    ------------   ------------
                  Income from operations                        967       3,602,023        728,431

INTEREST EXPENSE                                          3,150,686       1,576,980      1,145,224
                                                       ------------    ------------   ------------

                  (Loss) income before provision for
                     income taxes                        (3,149,719)      2,025,043       (416,793)

(BENEFIT) PROVISION FOR INCOME TAXES
   (Note 5)                                                (757,373)        825,816        193,967
                                                       ------------    ------------   ------------

                  Net income (loss)                    ($ 2,392,346)   $  1,199,227   ($   610,760)
                                                       ============    ============   ============


              The accompanying notes to financial statements are an
                       integral part of these statements.

                              TAHITI APPAREL, INC.

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                FOR THE YEARS ENDED JUNE 30, 1998, 1997 AND 1996

                                 Common Stock
                          ------------------------
                            Shares                     Retained
                            Issued        Amount        Earings         Total
                          ----------    ----------    ----------      ---------

BALANCE, June 30, 1995           150    $  104,990    $   28,712     $  133,702
   Net loss                        0             0      (610,760)      (610,760)
                          ----------    ----------    ----------      ---------

BALANCE, June 30, 1996           150       104,990      (582,048)      (477,058)
   Net income                      0             0     1,199,227      1,199,227
                          ----------    ----------    ----------      ---------

BALANCE, June 30, 1997           150       104,990       617,179        722,169
   Net loss                        0             0    (2,392,346)    (2,392,346)
                          ----------    ----------    ----------      ---------

BALANCE, June 30, 1998           150    $  104,990   ($1,775,167)   ($1,670,177)
                          ==========    ==========    ==========     ==========


              The accompanying notes to financial statements are an
                        integral part of these statements

                              TAHITI APPAREL, INC.

                            STATEMENTS OF CASH FLOWS

                FOR THE YEARS ENDED JUNE 30, 1998, 1997 AND 1996

                                                                       1998                1997                1996
                                                                   -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                               ($2,392,346)         $1,199,227           ($610,760)
   Adjustments to reconcile net income to net cash
      provided by operating activities-
        Provision for doubtful accounts                                144,000             190,000             267,447
        Depreciation and amortization                                  246,543             105,983              21,983
        Deferred tax provision (benefit)                               487,217            (357,217)            (23,000)
        Changes in assets and liabilities-
           Due from factor, net                                              0           2,376,464             228,215
           Accounts receivable - nonfactured                          (241,726)            127,963             134,999
           Inventories                                              (5,526,067)         (2,700,525)            426,985
           Prepaid expenses and other current assets                  (809,678)            (69,915)             80,848
           Due from affiliate                                         (924,375)                  0                   0
           Due from officers                                          (972,616)           (291,344)           (218,450)
           Other assets                                                (16,644)             32,626             215,824
           Accounts payable                                            924,988          (2,003,829)         (1,050,365)
           Due to related party                                      5,127,813                   0                   0
           Royalties payable                                           586,529             395,074             (75,627)
           Accrued expenses and other current liabilities           (1,512,869)          1,596,110             577,255
           Due from stockholder                                          9,005                   0             159,235
                                                                   -----------         -----------         -----------

                  Net cash (used in) provided by operating
                     activities                                     (4,870,226)            600,617             134,589
                                                                   -----------         -----------         -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Restricted cash, net                                               (156,145)           (271,550)           (316,547)
   Purchases of furniture, fixtures and equipment                   (1,137,002)           (635,981)            (51,508)
                                                                   -----------         -----------         -----------

                  Net cash (used in) provided by investing
                     activities                                     (1,293,147)           (907,531)           (368,055)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayments on note payable                                          (27,000)            (55,210)            (40,038)
   Due to factor, net                                                6,073,419                   0                   0
   Cash overdraft                                                       89,766                   0                   0
                                                                   -----------         -----------         -----------

                  Net cash provided by (used in) financing
                     activities                                      6,136,185             (55,210)            (40,038)
                                                                   -----------         -----------         -----------

                  Net decrease in cash and cash equivalents            (27,188)           (362,124)           (273,504)

CASH AND CASH EQUIVALENTS, beginning of year                            27,188             389,312            $662,816
                                                                   -----------         -----------         -----------

CASH AND CASH EQUIVALENTS, end of year                                      $0             $27,188            $389,312
                                                                   ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid for-
      Interest                                                      $3,150,686          $1,576,980          $1,145,224
                                                                   ===========         ===========         ===========
      Income taxes                                                     $17,903             $69,200             $76,571
                                                                   ===========         ===========         ===========

              The accompanying notes to financial statements are an
                        integral part of these statements

                              TAHITI APPAREL, INC.


                          NOTES TO FINANCIAL STATEMENTS


(1)  ORGANIZATION AND
     BACKGROUND:

          Tahiti Apparel, Inc. (the Company) is an importer and distributor of women's clothing, specifically swimwear, swimwear cover-ups and bodywear. The products are imported primarily from the Far East and sold to specialty stores, department stores and mass merchant chains.

          On June 30, 1996, the stockholders executed an agreement to merge Tahiti Apparel, Inc., a previously inactive corporation, into Key Item Speed Sourcing, Inc. and to change the name of the Company to Tahiti Apparel, Inc. As a result, this transaction was accounted for as a reorganization of companies under common control which is similar to a pooling of interests. The accompanying financial statements include the financial results of both Key Item Speed Sourcing, Inc. and Tahiti Apparel, Inc. The merger and name change was filed with the state of New Jersey on August 6, 1996.


(2)  SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES:

          Use of Estimates-

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.


          Cash and Cash Equivalents-

          Cash and cash equivalents represent all highly liquid investments with maturities of one year or less when acquired.

          Restricted Cash-

          Restricted cash represents certificates of deposit of $744,242 and $588,097 at June 30, 1998 and 1997, respectively, which have been assigned to a bank as security for letters of credit (see Note 7) issued by banks on behalf of the Company.

          Allowance for Doubtful Accounts-

          The Company provides an allowance for doubtful accounts arising from operations of the business, which allowance is based upon a specific review of certain outstanding and historical collection performance. In determining the amount of the allowance, the Company is required to make certain estimates and assumptions and actual results may differ from these estimates and assumptions. The allowance for doubtful nonfactored accounts receivable was $205,254 and $52,680 as of June 30, 1998 and 1997, respectively.

          Inventories-

          Inventories are stated at the lower of cost (using the first-in, first-out method) or market. Inventories, which consist primarily of finished goods, have been pledged in accordance with the terms of the Company's factoring agreement (see Note 4).

          Furniture, Fixtures and Equipment-

          Furniture, fixtures and equipment are stated at cost. Depreciation is provided using the straight-line method based on the estimated useful lives of the assets.

          Furniture and fixtures                      4 -10 years
          Machinery and Equipment                       10 years
          Computer equipment                            7 years
          Leasehold improvements                       Lease term

          Long-Lived Assets-

          The provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets" ("SFAS 121") requires, among other things that an entity review its long-lived assets and certain related intangibles for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. The Company does not believe that any such changes have occurred.

          Income Taxes-

          The Company accounts for taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." This statement requires the Company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements carrying amounts and the tax basis of assets and liabilities.

          Revenue Recognition-

          Revenue is recognized when the Company's products are shipped to its customers.

          Concentrations of Credit Risk-

          In 1998, 1997 and 1996, Wal-Mart accounted for 55%, 50% and 50% of sales, respectively. In 1998, 1997 and 1996, Kmart accounted for 26%, 26% and 23% of sales, respectively.

          Advertising Costs-

          The Company expenses nonreimbursable advertising costs as costs are incurred. The amounts charged to advertising expense during the years ended June 30, 1998, 1997 and 1996 were approximately $264,000, $41,000 and $182,000, respectively.

          Financial Instruments-

          The Company's financial instruments consist mainly of cash, accounts receivable, accounts payable and amounts due to factor. The carrying amounts of these financial instruments approximate fair value due to their short-term nature.

          Reclassifications-

          Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.


(3)  DUE TO FACTOR:

          Due to factor consists of the following-

                                                           June 30
                                                  --------------------------
                                                     1998           1997
                                                  -----------    -----------

          Factor receivables                      $15,233,891    $14,858,900
          Due to factor                           (21,056,296)   (14,456,555)
          Allowance for returns and discounts        (344,000)      (495,331)
                                                  -----------    -----------

                            Net due to factor     ($6,166,405)      ($92,986)
                                                  ===========    ===========

          The Company has an accounts receivable financing arrangement (the "Factor Agreement") with a financial institution (the "Factor") covering substantially all of its accounts receivable. The Factor Agreement provides for the payment of a commission ranging from .70% to .80% of the face amount for all accounts sold to the Factor. In addition, the Factor Agreement also provides for advances to be made against eligible accounts receivable, factored without recourse, and eligible inventory as determined by the Factor. The outstanding advances bear interest at the prime rate (8.50% at June 30, 1998) plus 1.5%. Under the Factor Agreement, the Company can obtain letter of credit financing to fund the Company's foreign orders up to a defined borrowing base at a monthly rate of .25%. All transactions under the Factor Agreement are personally guaranteed by two stockholders of the Company and secured by the factored receivables and inventory of the Company. Additionally, during 1997, stockholders of the Company provided the Factor side collateral of approximately $200,000 which was returned to the stockholders prior to June 30, 1997.

          Either party to the Factor Agreement may terminate with 60 days notice. The Factor Agreement provides that a minimum amount of receivables ($30,000,000) must be sold to the factor per each Factor Agreement year.


(4)  INVENTORIES:

          Inventories are summarized as follows:

                                              1998            1997
                                          -----------      ----------

          Raw materials                      $326,680         $37,014
          Work-in-process                     376,751               0
          Finished goods                    9,672,991       4,813,341
                                          -----------      ----------

                                          $10,376,422      $4,850,355
                                          ===========      ==========

(5)  INCOME TAXES:

          The provision for income taxes consists of the following for the years ended June 30, 1998, 1997 and 1996-

                                     1998             1997              1996
                                 -----------      -----------      -----------
          Federal-
             Current             ($1,001,640)        $922,179         $182,279
             Deferred                390,000         (282,451)         (18,000)
                                 -----------      -----------      -----------

                                    (611,640)         639,728          164,279
                                 -----------      -----------      -----------

          State-
             Current                (242,950)         260,854           34,688
             Deferred                 97,217          (74,766)          (5,000)
                                 -----------      -----------      -----------

                                    (145,733)         186,088           29,688
                                 -----------      -----------      -----------

                       Total       ($757,373)        $825,816         $193,967
                                 ===========      ===========      ===========


          A reconciliation of the differences between the effective tax rate and the statutory U. S. income tax rate (34%) is as follows for the years ended June 30, 1998, 1997 and 1996-

                                                                     1998              1997             1996
                                                                 -----------       -----------      -----------
          Federal income tax provision at statutory rate         ($1,047,614)         $688,515         $164,279
          State income tax provision, net of Federal benefit        (184,873)          137,301           29,688
          Valuation allowance                                      1,719,704                 0                0
          Reversal of previously recorded tax liability           (1,244,590)                0                0
                                                                 -----------       -----------      -----------

                            Total                                  ($757,373)          825,816          193,967
                                                                 -----------       -----------      -----------

          Effective tax rate                                           (21.3%)            40.8%            46.5%
                                                                 ===========       ===========      ===========


          The deferred income tax benefit for the year ended June 30, 1997 amounted to $357,217. Significant components of deferred tax assets as of June 30, 1998 and 1997 are as follows-

                                                 1998           1997
                                              ---------      ---------
          Allowance for doubtful accounts      $111,000       $197,000
          Inventory                             270,000        166,217
          Contributions                         403,000        124,000
          Depreciation                           25,000              0
          Valuation allowance                  (809,000)             0
                                              ---------      ---------

                            Total                    $0       $487,217
                                              =========      =========

          The Company incurred a net operating loss of approximately $100,000 for Federal income tax purposes during 1998. The deferred tax benefit for the loss was not recorded in the accompanying financial statements as management was unable to determine that the realization of such asset was more likely than not, and thus provided a valuation allowance for the deferred tax asset generated. In addition, due to the loss recorded during 1998, management was unable to conclude that the realization of deferred tax assets totaling $809,000 at June 30, 1998 were more likely than not.

          Accordingly, during 1998 a $809,000 valuation allowance was recorded against the net deferred tax assets.

(6)  NOTE PAYABLE:

          On October 25, 1993, the Company entered into a stock buy-out agreement (the "Stock Agreement") with a stockholder. The Stock Agreement called for the Company to repurchase the 50 shares of the Company's stock owned by the stockholder for total consideration of $400,000. In accordance with the terms of the Stock Agreement the Company paid $150,000 to the stockholder in 1993. In addition, the Stock Agreement required five annual installments of $50,000 (inclusive of interest at a rate of 7.00%) to be paid to the stockholder commencing on October 15, 1994. The final installment of $49,000 is due and payable on October 15, 1998.

(7)  RELATED PARTY TRANSACTIONS:

          The Company has outstanding advances of $1,464,131 and $491,515 at June 30, 1998 and 1997, respectively, to certain officers including two stockholders. Accrued interest, included within due from officers in the accompanying balance sheet, totaled approximately $108,000 and $31,000 as of June 30, 1998 and 1997, respectively. The advances which bear interest at the prime rate (8.50% at June 30, 1998) are payable on demand.

          On November 1, 1997, the Company and the Affiliate entered into a Products Warehousing Agreement (the "Warehousing Agreement"). Under the Warehousing agreement the Company has contracted the Affiliate to warehouse and service orders of the Company's products under policies and procedures provided by the Company within the Warehousing Agreement for a period of five years. Following expiration, the Warehousing Agreement shall be automatically renewed as written in one year increments unless either party provides at least sixty days notice prior to expiration. The Warehousing Agreement provides payment terms for the Affiliate for performing services. The fee structure is delineated in an exhibit to the Warehousing Agreement where prices are set based upon per piece and per dozen of pieces handled.

          As of June 30, 1998 and 1997, the Company has outstanding advances/payables of approximately $924,000 and ($2,000), respectively due from/(to) an affiliated company (the "Affiliate"). The Affiliate, incorporated in December 1996, has four stockholders, two of which are 33 1/3% stockholders of the Company and two who are officers of the Company. The Affiliate acts as a contractor for the Company for the receipt, warehousing, and shipment of the Company's inventory. The Company made payments to the Affiliate in the amount of $3,041,000 and $440,000 in fiscal 1998 and 1997, respectively. It is the Company's intent to deduct the $924,375 in outstanding advances against future invoices for services rendered by the Affiliate.

          A stockholder loaned $150,000 to the Company to fund a certificate of deposit which provides security to a bank for letters of credit issued by that bank on behalf of the Company in relation to certain licensing agreements. As of June 30, 1998 and 1997, the certificate of deposit had earned interest of $28,412 and $19,407, respectively, which is reflected as an additional stockholder loan payable in the accompanying balance sheet.

          A related party owned by a stockholder providing financing for the Company by opening bank letters of credit to suppliers and provides acceptance financing for merchandise shipped under those letters of credit. The related party provided continuous financing which reached a maximum of approximately $8 million in open letters of credit and acceptances, combined. The related party is compensated for the letters of credit at 3% of their face amount, and interest on acceptances is accrued at an annual rate of 11%. The Company made payments to the related party in the approximate amount of $10,450,000, $10,085,000, and $14,061,000 in fiscal 1998, 1997 and 1996, respectively, related to the inventory purchases and the letter of credit fees discussed above. Included within current liabilities in the accompanying balance sheet are amounts due to the related party of approximately $6,772,000 and $1,644,000 as of June 30, 1998 and 1997, respectively. During fiscal 1998, the Company extended its payment terms with the related party. As a result, beginning in March 1998, interest was accrued on past due invoices at an annual rate of 12.75%. As of June 30, 1998, approximately $76,500 of accrued interest is included within accrued expenses and other current liabilities related to the past due accounts payable outstanding.

(8)  COMMITMENTS AND CONTINGENCIES:

          Leases-

          The future minimum lease payments for all noncancellable leases at June 30, 1998, are as follows-

          1999                                                $609,000
          2000                                                 486,000
          2001                                                 432,000
          2002                                                 424,000
          2003                                                 433,000
          Thereafter                                         1,280,000
                                                            ----------

                                                            $3,664,000
                                                            ==========

          Rent expense under the Company's various lease agreements totaled approximately $479,000, $104,000, and $116,000 in 1998, 1997 and 1996,
          respectively.



          Employment and Consulting Contracts-

          During 1997, the Company entered into a two year employment contract with an officer which provides for guaranteed annual base and bonus compensation of $240,000, plus an additional incentive bonus based on the sales performance of specific product lines. Either party may terminate the contract with thirty days written notice.

          In April 1998, the Company entered into a three year consulting agreement with an officer providing for an annual fee of $600,000 (the "Fee") during the term. The Fee is payable in monthly installments of $50,000, which commenced in April 1998. The consulting agreement also provides for additional fees ("Additional Fees"), as defined, calculated as a percentage of net sales of certain products sold by the officer and payable on a quarterly basis. The Fee is considered an advance and is not earned by the officer until the calculation of the Additional Fee based upon net sales equals or exceeds $600,000 (the "Sales Threshold"). In the event the Sales Threshold is not met in any given year, the difference between the Sales Threshold and the portion of the Fee and Additional Fee advanced to the officer (the "Shortfall") shall be added to the Sales Threshold in any subsequent year of the consulting agreement. Included in prepaid expenses and other current assets in the accompanying June 30, 1998 balance sheet is $150,000 of the Fee advanced to the officer. The consulting agreement also provides for early termination under certain conditions, including not achieving a minimum sales level, as defined.

          Litigation-

          The Company is involved in legal proceedings incurred in the normal course of business. In the opinion of management and its counsel, if adversely decided, none of these proceedings would have a material effect on the financial position or results from operations of the Company.

          License Agreements-

          The Company has licenses for the right to use certain trademarks in connection with the sale of its products. The license agreements require the Company to pay a percentage of sales of the licensed products, as defined. In addition, minimum royalty payments and advertising expenditures is also generally required, as well as providing for maintenance of quality control. Royalty expense under these agreements was approximately $4,547,000, $2,804,000 and $1,842,000 for the years ended June 30, 1998, 1997, and 1996, respectively. As of June 30, 1998, future minimum guaranteed royalty payments under existing license agreements aggregate to approximately $5,645,000 through the year 2002.

          Letters of Credit-

          At June 30, 1998, and 1997, the Company was contingently liable for irrevocable standby letters of credit totaling $3,158,000 and $1,113,000, respectively.

          Litigation Settlement-

          In June 1998, the Company settled a copyright infringement lawsuit. Under the terms of the Settlement Agreement, the Company is required to pay $40,000 to the plaintiff in two $20,000 installments in addition to certain legal fees incurred. The first installment was due on or before July 6, 1998 and the second installment was due on or before August 1, 1998. The Company has accrued $44,000 for the settlement and related legal expenses which is included within accrued expenses and other liabilities in the accompanying June 30, 1998 balance sheet.

          Under the terms of the Settlement Agreement, the Company committed to purchase from the plaintiff a minimum of $2,000,000 of fabric from the date of the settlement through March 1, 2000, (the "Settlement Period"). If the Company fails to meet the fabric purchase requirements an additional payment will be required on April 1, 2000. If the Company purchases more than $1,000,000 of fabric but less than $2,000,000 of fabric during the Settlement Period, $50,000 will be due. If the purchased fabric amount is less than $1,000,000 during the Settlement Period, $75,000 will be due.

          Any late payments under the Settlement Agreement are subject to interest changes at an annual rate of 18%. If the Company sells its assets during the Settlement Period, the buyer of the assets will assume the contingent minimum fabric purchase liability or the Company will make the additional $50,000 or $75,000 payment, based on fabric purchases through the asset sale date.

          Buying Agency Agreement-

          In February 1998, the Company entered into a Buying Agency Agreement with an agent based in Taiwan (the "Agent"). Under the terms of the Buying Agency Agreement, the Agent will act as a nonexclusive buying agent for the company in connection with the Company's purchases of wearing apparel in Taiwan, Hong Kong, Philippines, Indonesia, Korea, and the United States.

          The Agent will charge a commission of 6% of the invoice price for purchases in the United States and Taiwan and a commission of 7% for purchases in the other countries. The Company will also reimburse the Agent for freight and insurance expenses incurred on the shipment of goods. Letter of credit financing is required under the Buying Agency Agreement upon which the Agent may draw from on the Company's behalf.

          There is no term or purchase requirement in the Buying Agency Agreement. The Company can terminate the Buying Agency Agreement if the Agent fails to perform with any terms of the agreement or if the Agent discontinues performance for any thirty day period, changes ownership or enters bankruptcy proceedings.

          Collateral Agreement-

          In July 1998, the Company, Signal Apparel Company, Inc. ("Signal"), and the Factor (see Note 3) entered into an agreement (the "Agreement") whereby Signal would provide letter of credit financing for the Company. Under the Company's Factor Agreement (see Note 3) letter of credit financing is available, however, the Company had reached its borrowing base limit. The Factor Agreement also provided the Factor with first lien on the Company's inventory and receivables from factored sales. Under the Agreement, Signal is provided with the first lien on the Company's inventory purchased under letters of credit opened by Signal on behalf of the Company. Signal will also guarantee to the Factor payment of all invoices attributable to the letters of credit opened by Signal. The Company will pay Signal a fee of 2% of the total invoice cost of the goods plus the costs to import the goods and the costs to prepare the goods for shipment.

(8)  SUBSEQUENT EVENT:

          The Company is currently negotiating the sale of its assets to Signal Apparel Company, Inc. ("Signal") in exchange for stock in Signal.



          MANAGEMENT'S DISSCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS:

Year Ended June 30, 1998 Compared With The Prior Fiscal Year

Net sales totaled $64.6 million and $46.8 million for the fiscal years ended June 30, 1998 and 1997 respectively, or an increase of $17.8 million (38%). The increase in net sales in fiscal 1998 compared with fiscal 1997, was principally due to an increase in bodywear and activewear sales in the first six months of fiscal 1998. Those non-seasonal sales totaled $16.6 million in the first six months of the fiscal year ended June 30, 1998 compared with $2.9 million for the first six months of fiscal 1997, or an increase of $13.7 million (29%). Prior to fiscal 1998, the company was very seasonal with virtually all sales occurring in the January to June period which is the swimwear sales season. The balance of the increase was due to growth in seasonal sales to the existing customer base ($2.7 million or approximately 6%) and the entry into a new channel of distribution ($1.2 million or approximately 2%). Sales in the new channel of distribution were made to specialty retailers and the higher-priced, better stores with swimwear and related garments made under the Jones of New York label under a licensing agreement.

Cost of sales totaled $47.6 million and $32.2 million representing percentages of net sales of 74% and 69% in the fiscal years ended June 30, 1998 and 1997, respectively. The increase in the cost of sales is principally the result of higher sales volume. The increase in cost of sales as a percentage of net sales in fiscal 1998 as compared with fiscal 1997 is due to the inclusion of higher product costs in connection with the entry into the new channel of distribution described above and the product costs in connection with a new product which was launched in fiscal 1998 and subsequently abandoned. Additionally, cost of sales includes higher manufacturing costs and a premium to expedite imported merchandise which was delayed due to the company's inability to open letters of credit in favor of the manufacturers in a timely manner due to a shortage of working capital (see LIQUIDITY AND CAPITAL RESOURCES below).

Gross profit of $17 million and $14.6 million for the fiscal years ended June 30, 1998 and 1997 represented 26% and 31%, respectively, of net sales of those years. The increases in gross profit are the result of the sales increase in each of the years and the changes as a percentage of net sales result from the changes in cost of sales as described above.

Selling, general and administrative expenses increased $5.9 million to $16.9 million (26% of net sales) in the fiscal year ended June 30, 1998 compared with $11 million (24% of net sales) in fiscal 1997. Much of the increase is attributable to the increase in sales volume including higher royalties for licensed products of $1.8 million, increased payroll and related taxes for increased staff of $.9 million, higher legal and professional fees of $.5 million, increased rent $.4 million for additional showroom and office space, increased office administrative expenses of $.4 million, increased advertising of $.2 million and depreciation of $.2 million related to capital expenditures for additional space and computer systems. The 2% of net sales, or approximately $1.3 million increase in selling, general and administrative expenses in fiscal 1998 as compared with fiscal 1997 that is not directly related to the volume increase is the result of costs in connection with sales in the new channel of distribution and the new product launch described above.

Interest expense increased $1.6 million to $3.2 million (5% of net sales) in the fiscal year ended June 30, 1998 from $1.6 million (3% of net sales) in fiscal 1997. The increase resulted from higher loan balances outstanding due to increased volume and a shortage of working capital (see discussion of LIQUIDITY AND CAPITAL RESOURCES below).


Year Ended June 30, 1997 Compared With The Prior Fiscal Year

Net sales increased $12.4 million or 36% from $34.4 million in the year ended June 30, 1996 to $46.8 million in the year ended June 30, 1997. The increase resulted from higher seasonal sales to existing customers. Non-seasonal bodywear and activewear sales decreased $1.1 million from $4.0 million in the first six months of the fiscal year ended June 30, 1996 to $2.9 million in the first six months of the fiscal year ended June 30, 1997.

Cost of sales totaled $32.2 million, or 69% of net sales for the year ended June 30, 1997. This represents an increase of $6.4 million from $25.8 million, or 75% of net sales for the previous fiscal year. The increase in cost of sales is the direct result of the increased sales, however, the decrease expressed as a percentage of net sales from 75% to 69% was the effect of a selling price increase made at the end of fiscal 1996 and in effect for the full fiscal year ended June 30, 1997.

Gross profit increased from $8.6 million, or 25% of net sales for the fiscal year ended June 30, 1996 to $14.6 million, or 31% of net sales for the fiscal year ended June 30, 1997. The improvement in gross profit expressed as a percentage of net sales resulted from the selling price increase described above.

The total of selling, general and administrative expenses increased $3.9 million in the fiscal year ended June 30, 1997 to $11 million, or 23% of net sales, from $7.9 million, or 23% of net sales, in fiscal 1996. Included in volume-related increases are higher royalties for licensed products of $1 million, increased payroll and related taxes for increased staff of $1.4 million, increased warehousing and shipping costs of $.5 million and increased sales-related travel and selling expenses of $.7 million

Interest expense increased from $1.2 million, or 4% of net sales for the fiscal year ended June 30, 1996 to $1.6 million, or 3% of net sales for the fiscal year ended June 30, 1997. The increase resulted from greater borrowings in fiscal 1997 to support the increased sales recorded in that year.


LIQUIDITY AND CAPITAL RESOURCES

The working capital deficit was $.6 million at June 30, 1997 and worsened to $3.9 at June 30, 1998. The trend throughout fiscal 1998 was the consumption of working capital with the result of a severe shortage at June 30, 1998. At June 30, 1998, the company had ceased payment to a shareholder who provided letter of credit and acceptance financing to the company and was in arrears in payment of trade accounts payable, royalties payable to licensors and other liabilities. The severe shortage in working capital was caused by the net loss recorded for fiscal 1998 ($2.3 million), an increase in inventory ($5.5 million), an increase in prepaid expenses ($.8 million) and increases in due from officers ($1 million) and due from related parties ($.9 million).

In the fiscal year ended June 30, 1998, the working capital demands caused by the net cash used by operating activities of $4.9 million and capital spending of $1.1 million were met by borrowings under an accounts receivable factoring and inventory loan agreement. Borrowings under that agreement are near the maximum available. Sale of the company's inventory to provide liquidity is possible, however, sale of seasonal inventory in the off season will result in deep discounts from normal selling prices. The company intends to complete the intended acquisition by Signal Apparel Company, Inc. and benefit from the greater financial resources of that company. While both parties to the acquisition believe it will be accomplished, no assurances can be given that it will close. Should the acquisition not close, the company will pursue a financing alternative that had been discussed with a new source. The financing package is intended to be a combination of purchase order financing to provide letters of credit for imported products and asset-based financing to meet the company's working capital needs. In addition, the company explored an equity/debt placement which will be re-evaluated in the event that the intended acquisition does not occur.

At June 30, 1998, the company had capital expenditure commitments totaling approximately $1 million, the bulk of which is related to completion of leasehold improvements in leased space for offices and showrooms.


YEAR 2000 COMPLIANCE PLAN

The company purchased hardware and software and installed the new systems during fiscal 1997 to support operational and customer demands resulting from the increased sales levels. The company's year 2000 initiative involves internal and external professionals and is ongoing. Preliminary findings indicate that the systems require slight modification to be year 2000 compliant with a total estimated cost of less than $100 thousand.

                              TAHITI APPAREL, INC.


                              FINANCIAL STATEMENTS




                           FISCAL QUARTER ENDED AS OF
                        JUNE 30, 1998 AND 1997(unaudited)

                              TAHITI APPAREL, INC.
                                 BALANCE SHEETS
                                 (In Thousands)

                                                                  (Unaudited)
                                                                  September 30,    June 30,
                                 Assets                               1998          1998
                                 ------                             --------      --------
CURRENT ASSETS:
          Cash and Cash Equivalents                                 $     --      $     --
          Restricted Cash-Current                                        100           100
          Accounts Receivable-Net of Allowance
            for Doubtful Accounts                                        538           319
          Inventories                                                  9,173        10,376
          Prepaid Expenses and Other Current Assets                      982
                                                                                     1,602
          Due From Affiliate                                           1,033           924
          Due From Officers                                            1,312         1,464
                                                                    --------      --------

                          Total Current Assets                        13,758        14,166

FURNITURE, FIXTURES AND EQUIPMENT-NET                                  1,671         1,510

RESTRICTED CASH                                                          654           644

OTHER ASSETS                                                             187           188
                                                                    --------      --------

                          Total Assets                              $ 16,270      $ 16,507
                                                                    ========      ========

                          Liabilities and Stockholders' Deficit

CURRENT LIABILITIES:
          Cash Overdraft                                            $     49      $     90
          Current Portion of Note Payable                                 50            49
          Due to Factor                                                8,840         6,166
          Accounts Payable                                             2,984         2,617
          Due to Related Party                                         6,780         6,772
          Royalties Payable                                              979         1,362
          Accrued Expenses and Other Current Liabilities                 495           874
          Due to Stockholder                                             181           178
                                                                    --------      --------
                          Total Current Liabilities                   20,358        18,109

STOCKHOLDER'S DEFICIT:
          Common Stock, No Par Value; Authorized 300
            Shares; Issued and Outstanding 150 Shares                    105           105
          Accumulated Deficit                                         (4,193)       (1,775)
                                                                    --------      --------
                          Total Stockholder's Deficit
                                                                      (4,088)       (1,670)

                          Total Liabilities and Stockholder's
                            Deficit                                 $ 16,270      $ 16,507
                                                                    ========      ========

                 See accompanying notes to financial statements

                              TAHITI APPAREL, INC.
                            STATEMENTS OF OPERATIONS

                           For the Three Months Ended
                    September 30, 1998 and September 30, 1997


                                 (In Thousands)

                                   (Unaudited)

                                                         1998             1997
                                                       -------          -------
Net Sales                                              $ 9,913          $ 7,419
  Cost of Sales                                          8,246            6,139
                                                       -------          -------

Gross Profit                                             1,667            1,280

Selling, General and Administrative
          Expenses                                       3,389            3,021
                                                       -------          -------

Loss From Operations                                    (1,722)          (1,741)

Interest Expense                                           696              458
                                                       -------          -------

Loss Before Benefit for Income Taxes                    (2,418)          (2,199)

Income Taxes                                                --               --
                                                       -------          -------

Net Loss                                               $(2,418)         $(2,199)
                                                       =======          =======



                 See Accompanying Notes to Financial Statements

                               TAHITI APPAREL, INC
                            STATEMENTS OF CASH FLOWS
                                 (In Thousands)
                                   (Unaudited)

                                                                               For the Three Months Ended
                                                                                      September 30,
                                                                                  1998            1997
                                                                                -------         -------
CASH FLOWS FROM OPERATING ACTIVITIES:
                Net Loss                                                        $(2,418)        $(2,199)
                Adjustments to Reconcile Net Loss
                  to Net Cash Used by Operating
                  Activities-
                              Depreciation                                           59              33
                              Changes in Assets and Liabilities-
                                Accounts Receivable                                (219)           (105)
                                Inventories                                       1,203          (1,640)
                                Prepaid Expenses                                   (620)           (230)
                                Due From Related Party                             (109)             --
                                Due From Officers                                   152             (39)
                                Other Assets                                          1             128
                                Accounts Payable                                    300             357
                                Due to Related Party                                  8             272
                                Royalties Payable                                  (383)            152
                                Accrued Expenses                                   (380)            515
                                Due to Stockholder                                    3              --
                                                                                -------         -------
                                             Net Cash Used by
                                               Operating Activities              (2,403)         (2,756)

CASH FLOWS FROM INVESTING ACTIVITIES:
                Restricted Cash                                                     (10)            164
                Purchases of Furniture, Fixtures and Equipment                     (221)            (58)
                                                                                -------         -------
                                             Net Cash Provided (Used) by
                                               Investing Activities                (231)            106

CASH FLOWS FROM FINANCING ACTIVITIES:
                Note Payable                                                          1              --
                Due to Factor                                                     2,674           2,526
                Cash Overdraft                                                      (41)             97
                                                                                -------         -------
                                             Net Cash Provided by
                                               Financing Activities               2,634           2,623

                                             Net Decrease in Cash and
                                               Cash Equivalents                      --             (27)

CASH AND CASH EQUIVALENTS-beginning of period                                        --              27
                                                                                -------         -------

CASH AND CASH EQUIVALENTS-end of period                                         $    --         $    --
                                                                                =======         =======

                 See Accompanying Notes to Financial Statements

                              TAHITI APPAREL, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                   (Unaudited)

1. The accompanying financial statements have been prepared on a basis consistent with the financial statements for the year ended June 30, 1998. The accompanying financial statements include all adjustments which are, in the opinion of the company, necessary to present fairly the financial position of the company as of September 30, 1998 and its results of operations and cash flows for the three months ended September 30, 1998. These financial statements should be read in conjunction with the company's audited financial statements and notes thereto as of June 30, 1998 and 1997.


2. The results of operations for the three months ended September 30, 1998 are not necessarily indicative of the results to be expected for the full year.

3.   Inventories consisted of the following:

                                                  (In Thousands)
                                           September 30,       June 30,
                                               1998              1998
                                             -------           -------
          Raw Materials                      $   176           $   326
          Work in Process                        998               377
          Finished Goods                       7,999             9,673
                                             -------           -------
                                             $ 9,173           $10,376
                                             =======           =======



           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS


RESULTS OF OPERATIONS:

Net sales of $9.9 million for the three months ended September, 30, 1998 increased $2.5 million or 34% from $7.4 million for the three months ended September 30, 1997. The increase results from higher non-seasonal activewear and bodywear sales to two major customers which totaled $6.4 million, offset by a decrease to a third large customer of $3.8 million. There is clearly a trend that the company has been and continues to be successful in increasing the non-seasonal activewear and bodywear sales, however, as evidenced by the one large customer described, any one or more of the customers may decide against an increase in quantity or opt not to carry the garments in their stores.

Cost of sales increased from $6.1 million ( 83% of net sales ) for the three months ended September 30, 1997 to $8.2 million ( 83% of net sales )for the same period of the current year. The increase is the result of increased sales volume.

Gross profit increased to $1.7 million ( 17% of net sales )for the three months ended September 30, 1998 from $1.3 million ( 17% of net sales )for the three months ended September 30, 1997 resulting from increased sales volume.

Selling, general and administrative expenses increased $.4 million from $3.0 million for the three months ended September 30, 1997 to $3.4 million for the same period of the current year. These expenses decreased as a percentage of net sales from 40% for the three months ended September 30, 1997 to 34% for the same three month period of the current year. The $.4 million is the result of; higher selling expenses of $.2 million including trade shows, travel and other selling expenses related to increased volume, increased general and administrative expenses of $.2 million including royalties on higher volume, and payroll costs related to staff increases.

Interest expense increased $.2 million from $.5 million for the three months ended September 30, 1997 to $.7 million for the same three month period of the current year. The increase resulted from higher outstanding amounts borrowed from the factor and from the related party who provides letters of credit and acceptance financing to the company due to increased volume and a shortage of working capital (see discussion of LIQUIDITY AND CAPITAL RESOURCES below).

LIQUIDITY AN CAPITAL RESOURCES

The working capital deficit was $3.9 million at June 30, 1998 and worsened to $6.6 million at September 30, 1998. The worsening deficit in the quarter was principally the result of the net loss of $2.4 million and was funded primarily by additional borrowing under the accounts receivable factoring and inventory loan agreements. Borrowings under those agreements are near the maximum available. Sale of the company's inventory to provide liquidity is possible, however, sale of seasonal inventory in the off season will result in deep discounts from normal selling prices. The company intends to complete the acquisition of the company by Signal Apparel Company, Inc. and benefit from the greater financial resources of that company. While both parties to the acquisition believe it will be accomplished, no assurances can be given that it will close. Should the acquisition not close, the company will pursue a financing alternative that had been discussed with a new source. The financing package is intended to be a combination of purchase order financing to provide letters of credit for imported products and asset-based financing to meet the company's working capital needs. In addition, the company explored an equity/debt placement which will be re-evaluated in the event the intended acquisition does not occur.

At September 30, 1998 the company had capital expenditure commitments totaling approximately $.8 million, the bulk of which is related to completion of leasehold improvements in space leased for showrooms and offices.

YEAR 2000 COMPLIANCE PLAN

The company purchased hardware and software and installed the new systems during fiscal 1997 to support operational and customer demands resulting from the increased sales levels. The company's year 2000 initiative involves internal and external professionals and is ongoing. Preliminary findings indicate that the systems require slight modification to be year 2000 compliant with a total estimated cost of less than $100 thousand.

                                    ANNEX II

                          SIGNAL APPAREL COMPANY, INC.
                            1999 STOCK INCENTIVE PLAN

SECTION 1. PURPOSE
------------------

     The purpose of this 1999 Stock Incentive Plan (the "Plan") is to advance the interests of Signal Apparel Company, Inc. by enhancing its ability to attract and retain key employees, directors, consultants and others who are in a position to contribute to the Company's future growth and success.

SECTION 2.  DEFINITIONS
-----------------------

Award Any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

Board                              The Board of Directors of the Company.

Code The Internal Revenue Code of 1986, as amended from time to time.

Committee                          A committee of not less than two members of
                                   the Board appointed by the Board to
                                   administer the Plan, provided that if and when the Common Stock is registered under
                                   Section 12 of the Securities Exchange Act of
                                   1934, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3").

Common Stock or Stock              The Common Stock, $.01 par value per share,
                                   of Signal Apparel Company, Inc.

Company Signal Apparel Company, Inc. and, except where the context otherwise requires, all present and future subsidiaries of the Company as defined in Sections 424(f) of the Code.

Designated Beneficiary             The beneficiary designated by a Participant,
                                   in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated
                                   Beneficiary shall mean the Participant's estate.

Fair Market Value                  With respect to Common Stock or any other
                                   property, the fair market value of such
                                   property as determined by the Board in good faith or in the manner established by the Board from time to time.

Incentive Stock Option             An option to purchase shares of Common Stock
                                   awarded to a Participant under Section 6 which is intended to meet the requirements of
                                   Section 422 of the Code or any successor provision.

Nonstatutory Stock Option          An option to purchase shares of Common Stock
                                   awarded to a Participant under Section 6 which is not intended to be an Incentive
                                   Stock Option.

Option                             An Incentive Stock Option or a Nonstatutory
                                   Stock Option.

Participant                        A person selected by the Committee to receive
                                   an Award under the Plan.

Performance Shares                 Shares of Common Stock which may be earned by
                                   the achievement of performance goals awarded to a Participant under Section 8.

Reporting Person                   A person subject to Section 16 of the
                                   Securities Exchange Act of 1934 or any
                                   successor provision.

Restricted Period                  The period of time selected by the Committee
                                   during which shares subject to a Restricted
                                   Stock Award may be repurchased by or
                                   forfeited to the Company.

Restricted Stock                   Shares of Common Stock awarded to a
                                   Participant under Section 9.

Stock Appreciation Right or "SAR"  A right to receive any excess in Fair Market
                                   Value of shares of Common Stock over the exercise price awarded to a Participant under
                                   Section 7.

Unrestricted Stock                 Shares of Common Stock awarded to a
                                   Participant under Section 9(c).

SECTION 3.  ADMINISTRATION
--------------------------

     The Plan will be administered by the Committee. The Committee shall have authority to make Awards and (subject to any restrictions contained herein or in the terms of an individual Award) to amend any outstanding Award, and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding.

No member of the Committee shall be liable for any action or determination relating to the Plan made in good faith. All decisions by the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

SECTION 4.  ELIGIBILITY
-----------------------

     All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. For this purpose, the grant of new Awards in substitution for outstanding Awards shall be deemed to constitute a new grant of additional Awards separate from the original grant of Awards that are to be canceled. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

SECTION 5.  STOCK AVAILABLE FOR AWARDS
--------------------------------------

     (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 5,000,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan; subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Committee, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

     (c) The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 6.  STOCK OPTIONS
-------------------------

(a) General.

     (i) Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code, or any successor provision, and any regulations thereunder.

     (ii) The Committee shall establish the exercise price of each Option at the time such Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award. (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Committee at or after the award of the Option, by (A) delivery of shares of Common Stock owned by the optionee, valued at their Fair Market Value on the date of such option exercise,
(B) delivery of a promissory note of the optionee to the Company on terms determined by the Committee, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Committee may determine, or (E) any combination of the foregoing.

     (v) In the event an optionee pays some or all of the exercise price of an Option by delivery of shares of Common Stock pursuant to clause 6(a)(iv)(A) above, the Committee may provide for the automatic award of an option for up to the number of shares so delivered.

     (vi) Each Option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (vii) The Committee may at any time accelerate the time at which all or any part of an Option may be exercised.

(b) Incentive Stock Options.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

     (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

          (y) The Option exercise period shall not exceed five years from the date of grant.

     (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

     (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

          (x) an Incentive Stock Option may be exercised (to the extent exercisable on the date the Participant ceased to be an employee of the Company) within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that any exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

          (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option (to the extent otherwise exercisable on the date of death) may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

          (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised (to the extent otherwise exercisable on the date of death) within the period of one year after the date of such disability (or within such lesser period as may be specified in the Option agreement). In the event of the Participant's death during this one-year period, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year from the date the Participant became disabled or within such lesser period as may be specified in the applicable Option agreement.

For all purposes of the Plan and any Option granted hereunder, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations) and (ii) any option may provide that if such Option shall be assumed or a new Option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") shall be considered for all purposes of such Option to be employment by the Company. Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

SECTION 7. STOCK APPRECIATION RIGHTS
------------------------------------

     (a) The Committee may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Committee also may grant Stock Appreciation Rights that provide that, following a change in control of the Company (as defined by the Board or the Committee at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the Fair Market Value of a share of Stock on the date the SAR was granted.

     (b) Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

     (c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions will apply:

          (i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

          (ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

          (iii) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

          (iv) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such Option.

     (d) A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify.

     (e) The Committee may at any time accelerate the time at which all or any part of the SAR may be exercised.

SECTION 8.  PERFORMANCE SHARES
------------------------------

     (a) The Committee may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Committee in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to any other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

     (d) The Committee may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9.  RESTRICTED AND UNRESTRICTED STOCK
---------------------------------------------

     (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Committee for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

     (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver certificates representing such shares to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

     (c) The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 75% of Fair Market Value on the date of sale) to Participants shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").

     (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Committee and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

     (e) The Committee may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

SECTION 10.  GENERAL PROVISIONS APPLICABLE TO AWARDS
----------------------------------------------------

     (a) Applicability of Rule 16b-3.

     Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

     (b) Documentation.

     Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

     (c) Committee Discretion.

     Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

     (d) Termination of Status.

     Subject to the provisions of Section 6(b)(iv), the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

     (e) Mergers, Etc.

     In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition"), or in the event of a liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice,
(iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Options or SARs in exchange for the termination of such Options and SARS, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition. Notwithstanding the foregoing, in the event of an Acquisition, then all of the outstanding Options granted hereunder shall become exercisable immediately prior to such Acquisition.

     (f) Withholding.

     The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, and subject to such conditions as the Committee may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (g) Foreign Nationals.

     Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

     (h) Amendment of Award.

     Either the Board or the Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (i) Cancellation and New Grant of Options.

     Both the Board and the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

     (j) Conditions on Delivery of Common Stock.

     The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

SECTION 11.  MISCELLANEOUS
--------------------------

     (a) No Right To Employment or Other Status.

     No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder.

     Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

     (c) Exclusion from Benefit Computations.

     No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

     (d) Effective Date and Term.

          (i) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such Option to a particular optionee. Subject to the limitations set forth in this Section 11(d), Awards may be made under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (ii) Termination. The Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to Awards under the Plan. Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

     (e) Amendment of Plan.

     The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax, stock exchange or other regulatory requirement. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

     (f) Governing Law.

     The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Indiana.


Adopted by the Board of Directors
of Signal Apparel Company, Inc.
effective January 1, 1999

                                      PROXY

                          SIGNAL APPAREL COMPANY, INC.
                            200-A Manufacturers Road
                                 P. O. Box 4296
                          Chattanooga, Tennessee 37405

           This Proxy is Solicited on Behalf of the Board of Directors
                Annual Meeting of Shareholders, January 20, 1999

     The undersigned hereby appoints John W. Prutch and Robert J. Powell, and each of them, proxies, with full power of substitution, to act and to vote the shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 200-A Manufacturers Road, Chattanooga, Tennessee 37405, at 10 A.M., E.D.T., on January 20, 1999, and any adjournment or adjournments thereof, as follows:

1.   Election of Directors: |_| FOR all nominees      |_| WITHHOLD ALL AUTHORITY
                                (Except as indicated      to vote for all
                                to the contrary below)    nominees listed below

       Henry L. Aaron; Barry F. Cohen; Jacob I. Feigenbaum; Paul R. Greenwood; Thomas A. McFall; John W. Prutch; Stephen Walsh; Howard N. Weinberg.

         (Instruction: To withhold authority to vote for any individual, write that nominee's name in the space provided below.)
    -----------------------------------------------------------------------

2. To approve the issuance of up to 10,070,000 additional shares of the Company's Common Stock in connection with the Company's acquisition of substantially all of the assets of Tahiti Apparel, Inc.;

        |_| FOR                |_| AGAINST                |_| ABSTAIN

3. To approve the issuance of additional shares of the Company's Common Stock upon the conversion of (or, at the election of the Company, in payment of accrued dividends with respect to) shares of the Company's 5% Series G1 Convertible Preferred Stock and 5% Series G2 Convertible Preferred Stock;

        |_| FOR                |_| AGAINST                |_| ABSTAIN

                           (Continued on reverse side)

4. To approve the Company's 1998 Stock Incentive Plan and the issuance of up to 5,000,000 shares of the Company's Common Stock in connection with awards under such plan;

        |_| FOR                |_| AGAINST                |_| ABSTAIN

5. To approve the issuance of warrants to purchase up to 5,000,000 shares of the Company's Common Stock to WGI, LLC in connection with certain additional funding and waivers under the Credit Agreement between the Company and WGI, LLC;

        |_| FOR                |_| AGAINST                |_| ABSTAIN

6. To approve the issuance of warrants to purchase up to 3,804,546 shares of the Company's Common Stock to each of the Company's Chief Executive Officer and the Company's President under the terms of certain agreements between the Company and such officers;

        |_| FOR                |_| AGAINST                |_| ABSTAIN

7. To transact such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 THROUGH 6. THE BOARD IS NOT AWARE OF ANY OTHER MATTER TO BE BROUGHT BEFORE THE ANNUAL MEETING FOR A VOTE OF SHAREHOLDERS. IF, HOWEVER, OTHER MATTERS ARE PROPERLY PRESENTED, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated December 15, 1998, and the Proxy Statement furnished therewith.

                                          Dated this ____ day of ________, 1998.

                                          _______________________________ (Seal)

                                         Note: Signature should agree with name
                                         on stock certificate as printed
                                         thereon. Executors, administrators,
                                         trustees and other fiduciaries and
                                         persons signing on behalf of
                                         corporations or partnerships, should so
                                         indicate when signing.

Please sign, date and return this Proxy in the accompanying prepaid self-addressed envelope. Thank you.

Chattanooga, Tennessee
December 15, 1998